UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ARGOS THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ARGOS THERAPEUTICS, INC.

4233 Technology Drive

Durham, North Carolina 27704

(919) 287-6300

NOTICE OF 2017 ANNUAL MEETING OF

STOCKHOLDERS

To Be Held On July 28, 2017

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2017 annual meeting of stockholders of Argos Therapeutics, Inc. will be held on Tuesday, July 28, 2017 at 10:00 a.m., Eastern Daylight Time, at the Hamner Conference Center at the North Carolina Biotechnology Center, 15 T.W. Alexander Drive, Research Triangle Park, North Carolina 27709.

At the 2017 annual meeting, stockholders will consider and vote on the following matters:

1.	The election of two class III directors, each to serve for a three-year term expiring at the 2020 annual meeting of stockholders, or until his successor has been duly elected and qualified;

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017;

3.	The approval of an amendment to our 2014 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the 2014 Stock Incentive Plan and to modify the “evergreen” provision under the 2014 Stock Incentive Plan (the “Plan Amendment”).

4.

The approval of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock, by a ratio of not less than 1-for-5 and not more than 1-for-20, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our board of directors (the “Reverse Stock Split Amendment”); and

5.	The transaction of any other business that may properly come before the 2017 annual meeting or any adjournment thereof.

Stockholders of record at the close of business on June 9, 2017 are entitled to vote at the 2017 annual meeting.

If you are a stockholder of record, you may vote in one of the following ways:

•	Vote over the Internet, by going to www.envisionreports.com/ARGS (have your proxy card in hand when you access the website);
•	Vote by Telephone, by calling the toll-free number 1-800-652-8683 (have your proxy card in hand when you call);
•	Vote by Mail, by returning the accompanying proxy card (signed and dated); or
•	Vote in person at the 2017 annual meeting.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

We encourage all stockholders to attend the 2017 annual meeting in person. Whether or not you plan to attend the 2017 annual meeting in person, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible.

Thank you for your ongoing support and continued interest in Argos Therapeutics, Inc.

Very truly yours,

Jeffrey D. Abbey

President and Chief Executive Officer

Durham, North Carolina

July 6, 2017

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be Held on July 28, 2017:

Our proxy statement and our 2016 annual report to stockholders are available for viewing, printing and downloading at http://www.envisionreports.com/ARGS.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
Section 16(a) Beneficial Ownership Reporting Compliance	8
PROPOSAL 1 - ELECTION OF DIRECTORS	9
Directors and Nominees for Directors	9
Information About our Directors	9
Nominees for Election as Class III Directors	9
Directors Continuing in Office	10
PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12
Audit Fees and Services	12
AUDIT COMMITTEE REPORT	13
PROPOSAL 3 – APPROVAL OF THE PLAN AMENDMENT	14
Why We Are Requesting Stockholder Approval of the Plan Amendment	14
Description of the 2014 Stock Incentive Plan, as amended by Plan Amendment	15
Federal Income Tax Consequences	20
PROPOSAL 4 – APPROVAL OF THE REVERSE STOCK SPLIT AMENDMENT	22
Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split	22
Procedure for Implementing the Reverse Stock Split	23
Effect of the Reverse Stock Split on Holders of Outstanding Common Stock	24
Authorized Shares of Common Stock	24
Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)	24
Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)	25
Exchange of Stock Certificates	25
Fractional Shares	25
Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible Notes	26
Accounting Matters	26
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split	26
CORPORATE GOVERNANCE	28
General	28
Corporate Governance Guidelines	28
Board Leadership Structure	28
Director Independence	29
Board and Committee Meetings	29
Director Nomination Process	31
Communications from Stockholders	32
Oversight of Risk	32

Code of Business Conduct and Ethics	33
Compensation Committee Interlocks and Insider Participation	33
Director Compensation	33
Executive Officers of Argos Therapeutics, Inc.	35
TRANSACTIONS WITH RELATED PERSONS	37
Participation in our 2016 PIPE Financing	37
Participation in our Follow-On Public Offering	38
Participation in our 2017 Note Financing	38
Indemnification Agreements	38
Policies and Procedures for Related Person Transactions	38
EXECUTIVE COMPENSATION	40
Summary Compensation Table	40
Outstanding Equity Awards at December 31, 2016	43
Agreements with our Named Executive Officers	45
401(k) Retirement Plan	46
STOCKHOLDER PROPOSALS	47
Appendix A	A-1
Appendix B	B-1 to B-10
Appendix C	C-1 to C-2

4233 TECHNOLOGY DRIVE

DURHAM, NORTH CAROLINA 27704

(919) 287-6300

PROXY STATEMENT

2017 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 28, 2017

This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the board of directors of Argos Therapeutics, Inc. for use at the 2017 annual meeting of stockholders of Argos Therapeutics, Inc. to be held on Friday, July 28, 2017 at 10:00 a.m., Eastern Daylight Time, at the Hamner Conference Center at the North Carolina Biotechnology Center, 15 T.W. Alexander Drive, Research Triangle Park, North Carolina 27709, and at any adjournment thereof. You may obtain directions to the location of the 2017 annual meeting by contacting our Investor Relations department at 4233 Technology Drive, Durham, North Carolina 27704. Except where the context otherwise requires, references to “Argos Therapeutics,” “we,” “us,” “our” and similar terms refer to Argos Therapeutics, Inc. and its consolidated subsidiary.

This proxy statement summarizes information about the proposals to be considered at the 2017 annual meeting and other information you may find useful in determining how to vote. The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

We are mailing this proxy statement and the enclosed proxy card to our stockholders on or about July 7, 2017.

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting to be Held on July 28, 2017:

This proxy statement and our 2016 annual report to stockholders are available for viewing, printing and downloading at http://www.envisionreports.com/ARGS.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2016, including our amendment on Form 10-K/A, each as filed with the Securities and Exchange Commission, other than exhibits, will be furnished without charge to any stockholder upon written or oral request to:

Argos Therapeutics, Inc., Attention: Investor Relations

4233 Technology Drive, Durham, North Carolina 27704

If you would like us to send you a copy of any of the exhibits listed on the exhibit index of our Annual Report on Form 10-K for the year ended December 31, 2016, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit. Our Annual Report on Form 10-K, including our amendment on Form 10-K/A, each for the year ended December 31, 2016 is also available on the SEC’s website at http://www.sec.gov.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive these proxy materials?

A:	Our board of directors has made these materials available to you in connection with the solicitation of proxies for use at our 2017 annual meeting of stockholders to be held at the Hamner Conference Center at the North Carolina Biotechnology Center, 15 T.W. Alexander Drive, Research Triangle Park, North Carolina 27709 on Friday, July 28, 2017 at 10:00 a.m., Eastern Daylight Time. As a holder of common stock, you are invited to attend the 2017 annual meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q.	What is the purpose of the 2017 annual meeting?

A.	At the 2017 annual meeting, stockholders will consider and vote on the following matters:

1.	The election of two class III directors, each to serve for a three-year term expiring at the 2020 annual meeting of stockholders, or until his successor has been duly elected and qualified (proposal 1);

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017 (proposal 2);

3.	The approval of the amendment to the 2014 Stock Incentive to increase the number of shares of common stock authorized for issuance under the 2014 Stock Incentive Plan and to modify the “evergreen” provision under the 2014 Stock Incentive Plan (proposal 3);

4.

The approval of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock, by a ratio of not less than 1-for-5 and not more than 1-for-20, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our board of directors (proposal 4); and

5.	The transaction of any other business that may properly come before the meeting or any adjournment thereof.

Q.	Who can vote at the 2017 annual meeting?

A.	To be entitled to vote, you must have been a stockholder of record at the close of business on June 9, 2017, the record date for our 2017 annual meeting. There were 41,353,570 shares of our common stock outstanding and entitled to vote at the 2017 annual meeting as of the record date.

Q.	How many votes do I have?

A.	Each share of our common stock that you own as of the record date will entitle you to one vote on each matter considered at the 2017 annual meeting.

Q.	How do I vote?

A.	If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Computershare Trust Company, N.A., you may vote your shares at the meeting in person or by proxy as follows:

(1)	Over the Internet: You may vote over the Internet by going to www.envisionreports.com/ARGS (have your proxy card in hand when you access the website). If you vote over the Internet, you do not need to complete and mail a proxy card or vote by telephone.

(2)	By Telephone: Stockholders located in the United States may vote by calling the toll-free number 1-800-652-8683 (have your proxy card in hand when you call). If you vote by telephone, you do not need to complete and mail a proxy card or vote over the Internet.

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(3)	By Mail: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote over the Internet or by telephone.

(4)	In Person at the Meeting: If you attend the 2017 annual meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting.

Your proxy will only be valid if you complete and return the proxy card, vote by telephone or vote over the Internet at or before the 2017 annual meeting. The persons named in the proxy card will vote the shares you own in accordance with your instructions on your proxy card, in your vote by telephone or in your vote over the Internet. If you return the proxy card, vote by telephone or vote over the Internet, but do not give any instructions on a particular matter described in this proxy statement, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a broker, then although you are deemed to be the beneficial owner of your shares, the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the broker that holds your shares. In order to vote your shares, you will need to follow the instructions that your broker provides you. Many brokers solicit voting instructions over the Internet or by telephone.

If you do not give instructions to your broker, it will still be able to vote your shares with respect to certain “discretionary” items. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (proposal 2) is considered a discretionary item. Accordingly, your broker may vote your shares in its discretion with respect to that matter even if you do not give instructions.

However, under applicable stock exchange rules that regulate voting by registered brokerage firms, the election of our nominees to serve as class III directors (proposal 1), the approval of the Plan Amendment (proposal 3) and the approval of the Reverse Stock Split Amendment (proposal 4) are not considered to be discretionary items. Accordingly, if you do not give voting instructions on these proposals, your broker may not vote your shares with respect to these matters and your shares will be counted as “broker non-votes” with respect to these proposals. A “broker non-vote” occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have or did not exercise discretionary authority to vote on the matter and has not received voting instructions from its clients.

Regardless of whether your shares are held in street name, you are welcome to attend the meeting. You may not vote shares held in street name in person at the meeting, however, unless you obtain a proxy, executed in your favor, from the holder of record (i.e., your broker).

Q.	Can I change my vote?

A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the 2017 annual meeting. To do so, you must do one of the following:

(1)	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

(2)	Sign and return a new proxy card. Only your latest dated proxy card will be counted.

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(3)	Attend the 2017 annual meeting and vote in person as instructed above. Attending the 2017 annual meeting will not alone revoke your Internet vote, telephone vote or proxy card submitted by mail, as the case may be.

(4)	Give our corporate secretary written notice before or at the meeting that you want to revoke your proxy.

If your shares are held in “street name,” your bank or brokerage firm should provide you with instructions for changing your vote.

Q.	How many shares must be represented to have a quorum and hold the 2017 annual meeting?

A.	A majority of our shares of common stock outstanding at the record date must be present in person or represented by proxy to hold the 2017 annual meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy by mail or that are represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares held in “street name” by brokers who indicate on their proxies that they do not have authority to vote those shares. If a quorum is not present, we expect to adjourn the 2017 annual meeting until we obtain a quorum.

Q.	What vote is required to approve each matter and how are votes counted?

A.	Proposal 1—Election of Class III Directors

A nominee will be elected as a director at the 2017 annual meeting if the nominee receives a plurality of the votes cast “for” the applicable seat on the board of directors.

Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ended December 31, 2017.

Proposal 3 – Approval of Plan Amendment

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the Plan Amendment.

Proposal 4 – Approval of Reverse Stock Split Amendment

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the Reverse Stock Split Amendment.

Shares which abstain from voting and “broker non-votes” with respect to the election of our nominees to serve as class III directors (proposal 1), the approval of the Plan Amendment (proposal 3) and the approval of the Reverse Stock Split Amendment (proposal 4) will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on these proposals.

Q.	How does the board of directors recommend that I vote on the proposals?

A.	Our board of directors recommends that you vote:

FOR the election of the two nominees to serve as class III directors, each for a three-year term expiring at the 2020 annual meeting of stockholders, or until his successor has been duly elected and qualified;

FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017;

FOR the approval of the amendment to the 2014 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the 2014 Stock Incentive Plan and to modify the “evergreen” provision under the 2014 Stock Incentive Plan; and

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FOR the approval of the amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock, by a ratio of not less than 1-for-5 and not more than 1-for-20, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our board of directors.

Q.	Are there other matters to be voted on at the 2017 annual meeting?

A.	We do not know of any matters that may come before the 2017 annual meeting other than the election of our class III directors, the ratification of the appointment of our independent registered public accounting firm, the approval of the Plan Amendment and the approval of the Reverse Stock Split Amendment. If any other matters are properly presented at the 2017 annual meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q.	Where can I find the voting results?

A.	We plan to announce preliminary voting results at the 2017 annual meeting and will report final voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, within four business days following the end of our 2017 annual meeting.

Q.	What are the costs of soliciting these proxies?

A.	We will bear the costs of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile and in person without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Q.	Are annual meeting materials householded?

A.

Some brokers and other nominee record holders may be “householding” our proxy materials. This means that only a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials, to you if you call or write us at our principal executive offices, 4233 Technology Drive, Durham, North Carolina, Attn: Investor Relations, telephone: (919) 287-6300. In the future, if you want to receive separate copies of the proxy materials, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your broker, or you may contact us at the above address and telephone number.

Q.	What are the implications of being an “emerging growth company”?

A.	We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may remain an “emerging growth company” for up to five years from the date of our initial public offering in 2014.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, as of April 15, 2017 by:

•	each of our current directors;

•	each of our named executive officers;

•	all of our current directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 15, 2017 are considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

Except as otherwise set forth in the footnotes below, the address of the beneficial owner is c/o Argos Therapeutics, Inc., 4233 Technology Drive, Durham, North Carolina 27704. Beneficial ownership representing less than one percent of our outstanding common stock is denoted with an “*.”

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Pharmstandard International S.A. (1)	18,362,883	39.51%
ForArgos B.V. (2)	9,012,326	20.40
TVM V Life Science Ventures GmbH & Co. KG (3)	2,274,765	5.45
Directors and Named Executive Officers:
Sander van Deventer, M.D., Ph.D. (4)	9,048,883	20.49
Hubert Birner, Ph.D. (5)	2,318,945	5.56
Robert Carey (6)	28,706	0.07
Irackly Mtibelishvily (7)	19,895	0.05
Igor Krol (8)	17,040	0.04
Jeffrey D. Abbey (9)	883,796	2.13
Charles A. Nicolette, Ph.D. (10)	445,606	1.07
Lee Allen M.D. (11)	97,402	0.24
All executive officers and directors as a group (9 persons) (12)	12,937,494	28.21%

(1)	The address of Pharmstandard International S.A. is 65, Boulevard Grande Duchesse Charlotte, L-1331 Luxembourg, Grand Duchy of Luxembourg. Consists of (i) 13,242,279 shares of common stock and (ii) warrants to purchase 5,120,604 shares of common stock. Pharmstandard International S.A. is a wholly owned subsidiary of Public Joint Stock Company “Pharmstandard.” As the parent entity, Public Joint Stock Company “Pharmstandard” has voting and investment control over the shares of the Company held by Pharmstandard International S.A.

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(2)	The address of ForArgos B.V. is Gooimeer 2-35 1411 DC Naarden, the Netherlands. Consists of (i) 6,199,962 shares of common stock held by ForArgos B.V. and (ii) warrants to purchase 2,812,364 shares of common stock. Forbion 1 Management B.V., the director of ForArgos B.V., has voting and investment power over the shares and warrants held by ForArgos B.V., which are exercised through Forbion 1 Management B.V.’s investment committee, consisting of L.P.A. Bergstein, H. A. Slootweg, M. A. van Osch, G. J. Mulder and Sander van Deventer. None of the members of the investment committee has individual voting and investment power with respect to such shares, and the members disclaim beneficial ownership of such shares except to the extent of their pecuniary interests therein.

(3)	The address of TVM V Life Science Ventures GmbH &Co. KG is Ottostr. 4, 80333 Munich, Germany. Consists of (i) 1,930,333 shares of common stock and (ii) warrants to purchase 344,432 shares of common stock. The shares and warrants represented here are directly held by TVM V Life Science Ventures GmbH & Co. KG (“TVM V”), the managing limited partner of which is TVM V Life Science Ventures Management GmbH & Co. KG (“TVM V Management”), for which Hubert Birner, Stefan Fischer, Alexandra Goll and Alex Polack, each a member of the investment committee of TVM V Management, share voting and investment authority over the shares held by TVM V. Each of TVM V Management, Hubert Birner, Stefan Fischer, Alexandra Goll and Alex Polack disclaims beneficial ownership of these shares, except to the extent of their pecuniary interest therein, if any.

(4)	Consists of (i) 9,012,326 shares of common stock beneficially owned by ForArgos as described in footnote (2) above, (ii) 5,057 shares of common stock owned directly and (iii) 31,500 shares of common stock issuable upon exercise of options that are exercisable as of April 15, 2017 or will become exercisable within 60 days after such date.

(5)

Consists of (i) 2,274,765 shares of common stock beneficially owned by TVM V as described in footnote (3) above, (ii) 12,680 shares of common stock owned directly and (iii) 31,500 shares of common stock issuable upon exercise of options that are exercisable as of April 15, 2017 or will become exercisable within 60 days after such date.

(6)

Consists of (i) 8,206 shares of common stock and (ii) 20,500 shares of common stock issuable upon exercise of options that are exercisable as of April 15, 2017 or will become exercisable within 60 days after such date.

(7)

Consists of (i) 14,895 shares of common stock and (ii) 5,000 shares of common stock issuable upon exercise of options that are exercisable as of April 15, 2017 or will become exercisable within 60 days after such date.

(8)	Consists of (i) 3,874 shares of common stock and (ii) 13,166 shares of common stock issuable upon exercise of options that are exercisable as of April 15, 2017 or will become exercisable within 60 days after such date.

(9)	Consists of (i) 136,729 shares of common stock (ii) 1,821 shares of common stock issuable upon the vesting of restricted stock units and (iii) 745,246 shares of common stock issuable upon exercise of options that are exercisable as of April 15, 2017 or will become exercisable within 60 days after such date.

(10)	Consists of (i) 90,975 shares of common stock (ii) 1,821 shares of common stock issuable upon the vesting of restricted stock units and (iii) 352,810 shares of common stock issuable upon exercise of options that are exercisable as of April 15, 2017 or will become exercisable within 60 days after such date.

(11)

Consists of (i) 9,902 shares of common stock and (ii) 87,500 shares of common stock issuable upon exercise of options that are exercisable as of April 15, 2017 or will become exercisable within 60 days after such date.

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(12)	Consists of (i) 8,440,368 shares of common stock (ii) 3,642 shares of common stock issuable upon the vesting of restricted stock units, (iii) warrants to purchase 3,156,796 shares of common stock and (iv) 1,336,688 shares of common stock issuable upon exercise of options that are exercisable as of April 15, 2017 or will become exercisable within 60 days after such date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership of our equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Based solely on our review of copies of such filings by our directors, executive officers, and 10% shareholders, or written representations from certain of those persons, we believe that all filings required to be made by those persons during fiscal 2016 were timely made.

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PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Nominees for Directors

Our board of directors is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently two class I directors (Sander van Deventer, M.D., Ph.D. and Igor Krol), whose terms expire at the 2018 annual meeting of stockholders; two class II directors (Hubert Birner, Ph.D. and Robert Carey), whose terms expire at the 2019 annual meeting; and two class III directors (Jeffrey D. Abbey and Irackly Mtibelishvily), whose terms expire at the 2017 annual meeting.

Our board of directors, on the recommendation of our nominating and corporate governance committee, has nominated Jeffrey D. Abbey and Irackly Mtibelishvily for election as class III directors at the 2017 annual meeting.  The persons named in the enclosed proxy card will vote to elect Mr. Abbey and Mr. Mtibelishvily to our board of directors unless you indicate that you withhold authority to vote for the election of any or all of the nominees.  Each class III director will be elected to hold office until our 2020 annual meeting of stockholders and until his respective successors is elected and qualified or until his respective earlier resignation, death or removal. Each of the nominees is presently a director, and each has indicated a willingness to serve as a director, if elected. If a nominee becomes unable or unwilling to serve, however, the persons acting under the proxy may vote for substitute nominees selected by the board of directors.

Information about our Directors

Below are the names, ages and certain other information for each member of our board as of June 9, 2017, including the nominees for election as class III directors. There are no familial relationships among any of our directors, nominees for director or executive officers. In addition to the detailed information presented below for each of our directors, we also believe that each of our directors is qualified to serve on our board and has the integrity, business acumen, knowledge and industry experience, diligence, freedom from conflicts of interest and the ability to act in the interests of our stockholders.

Name	Age	Position
Jeffrey Abbey	55	President, Chief Executive Officer and Director
Hubert Birner, Ph.D. (1)(3)	51	Chairman of the Board of Directors
Robert Carey (1)(2)	59	Director
Sander van Deventer M.D., Ph.D. (2)	62	Director
Irackly Mtibelishvily (3)	45	Director
Igor Krol	44	Director

 ____________________

(1)           Member of the Audit Committee

(2)           Member of the Compensation Committee

(3)           Member of the Nominating and Corporate Governance Committee

Nominees for Election as Class III Directors:

Jeffrey D. Abbey has served as our President and Chief Executive Officer and a member of our board of directors since February 2010. Mr. Abbey served in various other positions at our company from September 2002 to February 2010, including as our Vice President of Business Development from February 2004 to January 2009 and as our Chief Business Officer from January 2009 to February 2010. Prior to joining us, Mr. Abbey served as Vice President of Business Development and Finance at Internet Appliance Network, an information technology company, from 1999 to 2001. Mr. Abbey was a partner at Eilenberg and Krause, LLP, a corporate law firm, from 1994 to 1999. Mr. Abbey received an A.B. in mathematical economics from Brown University and an M.B.A. and J.D. from the University of Virginia. We believe that Mr. Abbey is qualified to serve on our board of directors due to his extensive knowledge of our company and our industry.

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Irackly Mtibelishvily has served as a member of our board of directors since 2016. Since 1998, Mr. Mtibelishvily has served in several capacities for Citigroup. During the period from 2012 until the present, Mr. Mtibelishvily has held the position of managing director and chairman of corporate and investment banking for Russia and CIS and in December 2015 was appointed chairman of corporate and investment banking for Central and Eastern Europe Middle East and Africa. In this capacity he is responsible for overseeing and developing Citigroup's corporate and investment banking business in more than 35 countries. Mr. Mtibelishvily is a specialist in corporate finance, capital markets, securities, and mergers and acquisitions. Prior to Citigroup, Mr. Mtibelishvily was with the multinational law firm Clifford Chance LLP from 1994 to 1998. Mr. Mtibelishvily earned a master of international legal studies degree from the Moscow State Institute of International Relations and a master of laws degree from the University of Virginia Law School. We believe that Mr. Mtibelishvily is qualified to serve on our board of directors due to his 25 years of transactional and management experience in the field of investment banking and corporate finance.

Directors Continuing in Office:

Class I Directors

Sander van Deventer, M.D., Ph.D. has served as a member of our board of directors since 2001. Dr. van Deventer has been a General Partner of Forbion Capital Partners (formerly ABN AMRO Capital), an affiliate of ours, since 2006. From 2008 to 2009, he served as the Chief Executive Officer of Amsterdam Molecular Therapeutics, or AMT, a gene therapy company that he co-founded in 1998. He has also served as a member of AMT’s board of directors since 2007 and as a member of the board of directors of UniQure B.V. since February 2014. Dr. van Deventer has also served as a Professor of Translational Gastroenterology at Leiden University since 2008. He received an M.D. and Ph.D. from the University of Amsterdam. We believe that Dr. van Deventer is qualified to serve on our board of directors due to his experience as a founder of a biopharmaceutical company and his expertise in clinical development.

Igor Krol has been a member of the board of directors since June 2016. Mr. Krol is currently CEO of Veset International Ltd. (Veset), a technology start-up focused on bringing innovative cloud technologies to media and broadcasting industry. Prior to joining Veset, Mr. Krol spent 12 years in investment banking at Sberbank CIB and Citigroup Investment Banking. While at Citigroup from 2001 to 2012, Mr. Krol worked with a broad range of global and emerging markets clients focusing on M&A and capital markets deal origination and execution including the initial public offering for Pharmstandard, the leading Russian pharmaceutical company. Mr. Krol still maintains an advisory role with Pharmstandard, one of our principal stockholders. Prior to those roles, Mr. Krol worked at Nestle, the leading global consumer company in varying roles including finance and purchasing between 1996 and 1999. Mr. Krol holds an MBA degree from INSEAD, Fontainebleau, France, and BA in Systems Engineering from MIREA Technical University, Moscow, Russia. We believe that Mr. Krol is qualified to serve on our board of directors due to his relevant corporate finance and investment banking experience with mergers, acquisitions and financings, as well experience in operational, financial and IT matters.

Class II Directors

Hubert Birner, Ph.D. has served as chairman of our board of directors since 2005 and a member of our board of directors since 2001. Dr. Birner joined the Munich office of TVM Capital, a venture capital firm and an affiliate of ours, as an investment manager in 2000 and currently serves as the Managing Partner of the firm. From 1998 to 2000, Dr. Birner served as head of European business development and director of marketing for Germany at Zeneca Agrochemicals, a biopharmaceutical company. Prior to joining Zeneca Agrochemicals, Dr. Birner served as a management consultant in McKinsey & Company’s European healthcare and pharmaceutical practice. Dr. Birner currently serves on the board of directors of Proteon Therapeutics, Inc. and SpePharm Holdings BV. Dr. Birner previously served on the board of directors of Horizon Pharma, Inc., Bioxell SA, Evotec AG, Probiodrug AG and Jerini AG. Dr. Birner received an M.B.A. from Harvard Business School and a doctorate in biochemistry from Ludwig-Maximilians University in Munich, Germany. His doctoral thesis was honored with the Hoffmann-La Roche prize for outstanding basic research in metabolic diseases. We believe that Dr. Birner is qualified to serve as chairman of our board of directors due to his extensive experience with biopharmaceutical companies and his years of experience providing strategic and advisory services to pharmaceutical and biotechnology companies as a lead director and investor.

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Robert F. Carey has served as a member of our board of directors since September 2015. Mr. Carey has been executive vice president, chief business officer for Horizon Pharma plc since March 2014. Prior to that, Mr. Carey served as managing director and head of the healthcare investment banking group at JMP Securities LLC, a full-service investment bank from March 2003 to March 2014. Prior to JMP, Mr. Carey was a managing director in the healthcare groups at Dresdner Kleinwort Wasserstein and Vector Securities International, Inc. Mr. Carey also has held roles at Red Hen Bread, InStadium, Shearson Lehman Hutton and Ernst & Whinney. Mr. Carey received his B.S. in accounting from the University of Notre Dame. We believe that Mr. Carey is qualified to serve on our board of directors due to his valuable and relevant healthcare investment banking experience with financings, mergers, acquisitions and global expansion and other strategic transactions as well as his role as a CPA supporting the audits of public and private corporations, which we expect will assist Mr. Carey in fulfilling his duties as chair of our audit committee.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF JEFFREY D. ABBEY AND IRACKLY MTIBELISHVILY TO SERVE AS CLASS III DIRECTORS.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed the firm of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the year ending December 31, 2017. Although stockholder approval of our audit committee’s appointment of PricewaterhouseCoopers LLP is not required by law, our board believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the 2017 annual meeting, our audit committee will reconsider its appointment of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2017 annual meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Audit Fees and Services

Audit and other fees billed to us by PricewaterhouseCoopers, LLP for the years ended December 31, 2016 and 2015 are as follows:

	2016	2015
Audit Fees (1)	$403,564	$314,906
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	3,167
All Other Fees (4)	—	—
Total Fees for Services Provided	$403,564	$318,073

____________________

(1)	Audit fees include fees associated with the annual audit, reviews of interim financial statements included in our quarterly reports on Form 10-Q and SEC registration statements, accounting and reporting consultations and audits conducted under OMB Circular A-133.

(2)	There were no audit-related fees for the years ended December 31, 2016 or 2015.

(3)	Consisted of tax fees related to our Canadian subsidiary, DC Bio, for the year ended December 31, 2015. There were no tax fees for the year ended December 31, 2016.

(4)	Other fees include fees billed for other services rendered not included within Audit Fees, Audit Related Fees or Tax Fees. There were no other fees for the years ended December 31, 2016 or 2015.

PricewaterhouseCoopers LLP did not perform any professional services related to financial information systems design and implementation for us in the year ended December 31, 2016 or 2015.

The audit committee has determined in its business judgment that the provision of non-audit services described above is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

In 2014, the audit committee adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent registered public accounting firm, PricewaterhouseCoopers LLP. The policy requires that all services to be provided by PricewaterhouseCoopers LLP, including audit services and permitted audit-related and non-audit services, must be preapproved by the audit committee, provided that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The board of directors preapproved all audit and non-audit services provided by PricewaterhouseCoopers LLP during years ended December 31, 2016 and 2015.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017.

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AUDIT COMMITTEE REPORT

The audit committee has reviewed Argos Therapeutics’ audited financial statements for the year ended December 31, 2016 and discussed them with the company’s management and the company’s registered public accounting firm, PricewaterhouseCoopers LLP.

The audit committee has also received from, and discussed with, our independent registered public accounting firm various communications that our independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by Auditing Standard No. 16, Communication with audit committees, as adopted by the Public Company Accounting Oversight Board, or PCAOB.

The audit committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the audit committee concerning independence, and has discussed with the company’s registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to the company’s Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC.

By the audit committee of the board of directors of Argos Therapeutics, Inc.

Hubert Birner, Ph.D.

Robert F. Carey

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PROPOSAL 3

APPROVAL OF AMENDMENT TO THE COMPANY'S

2014 Stock Incentive Plan

We are asking our stockholders to approve an amendment to our 2014 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the 2014 Stock Incentive Plan and modify the “evergreen” provision under the 2014 Stock Incentive Plan (the “Plan Amendment”).

Our 2014 Stock Incentive Plan was adopted by our board of directors and approved by our stockholders in January 2014. In June 2017, our board of directors adopted the Plan Amendment, subject to stockholder approval. The Plan Amendment amends Section 4(a)(1) of the 2014 Stock Incentive Plan by increasing the number of shares of common stock authorized for issuance under the 2014 Stock Incentive Plan by 6,000,000 shares and by increasing the maximum number of shares that automatically may be added to the 2014 Stock Incentive Plan on the first day of each fiscal year until the fiscal year ending December 31, 2024 by 2,690,977 shares. If the Plan Amendment is approved, Section 4(c)(1) of the 2014 Stock Incentive Plan will be amended such that the total number of shares of common stock authorized for issuance under the 2014 Stock Incentive Plan would be equal to the sum of:

(A)    11,611,506 shares of Common Stock; plus

(B)    an annual increase to be added on the first day of each of the fiscal year, beginning with the fiscal year ending December 31, 2018 and continuing each fiscal year until, and including, the fiscal year ending December 31, 2024, equal to the lowest of (i) 5,000,000 shares of Common Stock, (ii) four percent (4%) of the outstanding shares of Common Stock on such date or (iii) an amount determined by the Board.

A copy of the Plan Amendment is attached as Appendix A to this proxy statement and is incorporated herein by reference. All other provisions of the 2014 Stock Incentive Plan will remain in full force and effect. A copy of the 2014 Stock Incentive Plan, as amended by the Plan Amendment, is attached as Appendix B to this proxy statement. The share amounts in the Plan Amendment, the 2017 Stock Incentive Plan and this proposal 3 do not reflect the proposed stock split described in proposal 4.

If the stockholders approve the Plan Amendment, we intend to use a portion of the additional shares of common stock authorized for issuance under the 2014 Stock Incentive Plan to grant restricted stock awards to our current employees. We anticipate that these restricted stock awards will vest as to 100% of the underlying shares on December 31, 2017, subject to acceleration in the event of involuntary termination. Following the 2017 annual meeting of stockholders, we expect that the compensation committee of the board will consult with management and the Company’s compensation consultant regarding the planned grant of restricted stock awards and will make grant determinations at that time. We believe our ability to grant such equity incentive awards will be critical to foster engagement and to retain essential talent through fiscal year 2017.

Why We Are Requesting Stockholder Approval of the Plan Amendment

As of June 9, 2017, options to purchase 5,416,651 shares of common stock and 16,666 shares of restricted stock were issued and outstanding under the 2014 Stock Incentive Plan. As of June 9, 2017, 1,412,485 shares remained available for issuance pursuant to future awards under the 2014 Stock Incentive Plan.

In consideration of the limited number of shares remaining available for issuance under the 2014 Stock Incentive Plan and our need for equity compensation to maintain a competitive position in retaining and motivating key personnel, our board of directors adopted the Plan Amendment. In calculating the size of the increase in the authorized number of shares issuable under the 2014 Stock Incentive Plan and the increase in the maximum number of shares that automatically may be added to the 2014 Stock Incentive Plan annually pursuant to the “evergreen” provision under the 2014 Stock Incentive Plan, our board of directors, in consultation with our compensation consultant, considered, among other things, the exercise price of current options, many of which have exercise prices that are significantly higher than the price per share of which the Common Stock is trading on The Nasdaq Global Market, the need to provide incentives to retain our employees, our historic share usage under our stock incentive plans, our "burn rate," our current overhang in shares issuable upon exercise of outstanding awards granted under our stock incentive plans, the existing terms of outstanding awards and assumptions regarding stock option exercise activity and forfeiture rates.

If stockholders approve the Plan Amendment, we will have 7,412,485 shares of common stock available for issuance pursuant to future awards under the 2014 Stock Incentive Plan. Given our historical and projected utilization and assuming relative stock price stability, we expect that this number of shares available for issuance, together with the number of shares to be automatically added to the number of shares available for issuance under the 2014 Stock Incentive Plan at the beginning of each fiscal year, will meet our grant needs for at least the next two years.

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Burn rate provides a measure of the potential dilutive impact of the equity awards we grant. Set forth below is a table that reflects our burn rate for 2014, 2015 and 2016, as well as the average over those years.

Fiscal Year	Equity Awards Granted	Basic Weighted Average Number of Shares of Common Stock Outstanding	Gross Burn Rate(1)
2016	2,114,419	32,005,718	6.6%
2015	755,950	20,457,245	3.7%
2014	967,903	17,367,665	5.6%
Three-Year Average	1,279,242	23,276,876	5.5%

___________________________

(1)"Gross Burn Rate" is defined as the number of options and shares of restricted stock granted in the year divided by the basic weighted average of shares of common stock outstanding.

Overhang provides a measure of the potential dilutive effect of all outstanding equity awards and shares available for future grant. We calculate overhang as the total number of options outstanding, plus shares available to be granted, divided by the total shares of common stock outstanding. Our overhang at December 31, 2016 was 14.3%, and our overhang at June 9, 2017 was 17.5%. If the 6,000,000 additional shares proposed to be authorized for issuance under our 2014 Stock Incentive Plan are included in the calculations our overhang would have been 28.8% at December 31, 2016 and 32.0% at June 9, 2017.

The only equity compensation plans from which we may currently issue new awards are our 2014 Employee Stock Purchase Plan and our 2014 Stock Incentive Plan. We may also issue new awards as inducement grants outside of the 2014 Employee Stock Purchase Plan and the 2014 Stock Incentive Plan. The following table summarizes information regarding all of our outstanding options under our 2014 Stock Incentive Plan and shares available for future awards under our 2014 Stock Incentive Plan as of June 9, 2017 (and prior to the Plan Amendment).

June 9, 2017
Total shares of common stock underlying all outstanding options	5,820,817
Weighted-average exercise price of outstanding options	$5.91
Weighted-average remaining contractual life of outstanding options (in years)	7.82
Total shares available for future awards	1,412,485

Description of the 2014 Stock Incentive Plan, as amended by Plan Amendment

The following summary of the 2014 Stock Incentive Plan, as amended by the Plan Amendment, is qualified in its entirety by reference to the 2014 Stock Incentive Plan, as amended, a copy of which is attached hereto as Appendix B. References to the board of directors in this summary shall include the compensation committee of the board of directors or any similar committee appointed by the board of directors to administer the 2014 Stock Incentive Plan or any officer to whom our board’s authority under the 2014 Stock Incentive Plan has been delegated.

Types of Awards; Shares Available for Issuance

The 2014 Stock Incentive Plan allows for the issuance of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards, which we refer to collectively as Awards. Subject to adjustment in the event of changes in our capitalization or upon a reorganization event (as described below), Awards may be made under the 2014 Stock Incentive Plan for up to the sum of:

(A)    11,611,506 shares of Common Stock; plus

(B)    an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2018 and continuing until, and including, the fiscal year ending December 31, 2024, equal to the lowest of (i) 5,000,000 shares of Common Stock, (ii) four percent (4%) of the outstanding shares of Common Stock on such date or (iii) an amount determined by the Board.

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In addition, if any Award granted under the 2014 Stock Incentive Plan expires or is terminated, surrendered, cancelled, forfeited or otherwise results in any common stock not being issued, the unused common stock covered by such Award shall again be available for the grant of Awards under the 2014 Stock Incentive Plan (subject, in the case of incentive stock options, to any limitations under the Code). However, shares of common stock delivered to us by a participant to purchase common stock upon exercise of an Award or to satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares of common stock available for the future grant of Awards under the 2014 Stock Incentive Plan.

All shares of common stock covered by stock appreciation rights, if any, shall be counted against the number of shares available for grant under the 2014 Stock Incentive Plan. However, stock appreciation rights that may be settled only in cash shall not be so counted, and if a stock appreciation right is granted in tandem with an option for the same number of shares of common stock and the grant provides that only one such Award may be exercised, or tandem SAR, only the shares covered by the option shall be counted, and the expiration of one in connection with the other's exercise will not restore shares to the 2014 Stock Incentive Plan. The shares covered by a tandem SAR will not again become available for grant under the 2014 Stock Incentive Plan upon the expiration or termination of the tandem SAR. In the case of the exercise of a stock appreciation right, the number of shares counted against the shares available under the 2014 Stock Incentive Plan and shall be the full number of shares subject to the stock appreciation right multiplied by the percentage of the stock appreciation right actually exercised, regardless of the number of shares actually used to settle the stock appreciation right upon exercise.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our board of directors may grant Awards under the 2014 Stock Incentive Plan in substitution for an option or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our board of directors determines appropriate in the circumstances, notwithstanding any limitation on Awards contained in the 2014 Stock Incentive Plan. Any such substitute Awards granted under the 2014 Stock Incentive Plan shall not count against the overall share limits described above, except as required by reason of Section 422 and related provisions of the Code.

Shares issued under the 2014 Stock Incentive Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

Descriptions of Awards

Options.    Optionees receive the right to purchase a specified number of shares of common stock at a specified option price, subject to such other terms and conditions as are specified in connection with the option grant. An option that is not intended to be an incentive stock option defined in Section 422 of the Code is a nonstatutory stock option. Options may not be granted with an exercise price that is less than 100% of the fair market value of the common stock on the date of grant; provided, however, that if our board of directors approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of the common stock on such future date. Under present law, incentive stock options may not be granted with an exercise price that is less than 110% of the fair market value in the case of stock options granted to optionees holding more than 10% of the total combined voting power of all classes of our stock. Under the terms of the 2014 Stock Incentive Plan, stock options may not be granted for a term in excess of 10 years (and, under present law, five years in the case of incentive stock options granted to optionees holding greater than 10% of the total combined voting power of all classes of our stock). Any or all Awards made under the 2014 Stock Incentive Plan may be in the form of incentive stock options. The 2014 Stock Incentive Plan permits participants to pay the exercise price of options using one or more of the following methods of payment: (i) payment by cash, check or, except as may otherwise be provided in the applicable option agreement or approved by our board of directors, in connection with a "cashless exercise" through a broker, (ii) to the extent provided in the applicable option agreement or approved by our board of directors, and subject to certain conditions, by delivery to us of shares of common stock owned by the participant valued at their fair market value, (iii) to the extent provided in an applicable nonstatutory stock option agreement or approved by our board of directors, and subject to certain conditions, by delivery of a notice of "net exercise" as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of our common stock on the date of exercise, (iv) to the extent provided by applicable law and provided for in the applicable option agreement or approved by our board of directors, by delivery of a promissory note on terms determined by the board or by payment of such other lawful consideration as our board of directors may determine, or (v) any combination of the foregoing.

Stock Appreciation Rights.    A stock appreciation right, or SAR, is an award entitling the holder, upon exercise, to receive a number of shares of common stock or cash (or a combination thereof) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The 2014 Stock Incentive Plan provides that the measurement price of an SAR may not be less than 100% of the fair market value of our common stock on the date of grant (provided, however, that if our board of directors approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs granted under the 2014 Stock Incentive Plan may not have a term in excess of 10 years.

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Limitation on Repricing of Options or SARs.    With respect to options and SARs, unless such action is approved by stockholders or otherwise permitted under the terms of the 2014 Stock Incentive Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding option or SAR granted under the 2014 Stock Incentive Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the 2014 Stock Incentive Plan) and grant in substitution therefor new Awards under the 2014 Stock Incentive Plan (other than certain substitute Awards described above) covering the same or a different number of shares of common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled option or SAR, (iii) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the 2014 Stock Incentive Plan that constitutes a "repricing" within the meaning of the rules of the Nasdaq Stock Market.

Restricted Stock Awards.    We may issue Awards entitling recipients to acquire shares of our common stock subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the board of directors in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. We refer to these Awards as Restricted Stock. Unless otherwise provided in the applicable Award agreement, any dividend declared and paid by us with respect to a share of Restricted Stock shall be paid to the participant only if and when such shares of Restricted Stock become free from any applicable restrictions on transferability and forfeitability.

Restricted Stock Units.    We may also grant Awards entitling the recipient to receive shares of our common stock (or cash equal to the fair market value of such number of shares as is set forth in the applicable Award agreement) to be delivered at the time such Award vests. We refer to these Awards as Restricted Stock Units. Our board of directors may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the participant in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any Restricted Stock Units. A grant of Restricted Stock Units may provide the participant with a right to receive dividend equivalents, which may be paid currently or credited to an account for the participant, may be settled in cash and/or shares of our common stock and may be subject to the same restrictions on transfer and forfeitability as the underlying Restricted Stock Units, in each case, to the extent provided in the applicable Award agreement.

Other Stock-Based Awards.    Under the 2014 Stock Incentive Plan, our board of directors may grant other Awards of shares of common stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon our common stock or other property, having such terms and conditions as the board of directors may determine. We refer to these types of Awards as Other Stock-Based Awards. Other Stock-Based Awards may be available as a form of payment in the settlement of other Awards granted under the 2014 Stock Incentive Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of our common stock or cash, as our board of directors determines.

Transferability of Awards

Except as the board of directors may otherwise determine or provide in an Award in connection with certain gratuitous transfers, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.

Eligibility to Receive Awards

Employees, officers, directors, consultants and advisors of Argos Therapeutics and of our present or future parent or subsidiary corporations and any other business venture in which Argos Therapeutics has a controlling interest (as determined by our board of directors) are eligible to be granted Awards under the 2014 Stock Incentive Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code. As of June 9, 2017, approximately 59 persons were eligible to receive Awards under the 2014 Stock Incentive Plan, including our executive officers and non-employee directors. The granting of Awards under the 2014 Stock Incentive Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group, except that Awards are subject to the limitations described above. On June 21, 2017, the last reported sale price of our common stock on The Nasdaq Global Market was $0.45 per share.

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New Plan Benefits

Since the approval of the 2014 Stock Incentive Plan in 2014 through June 9, 2017, the following number of stock options, shares of restricted stock and restricted stock units have been granted to the individuals and groups described in the table. No other options, restricted stock and restricted stock units have been granted to any other individuals or groups under the 2014 Stock Incentive Plan.

Name of Beneficial Owner	Number of Shares of Common Stock Underlying Awards Granted under the 2014 Stock Incentive Plan
Named Executive Officers	1,769,627
Jeffrey D. Abbey	1,020,967
Charles A. Nicolette, Ph.D.	556,281
Lee F. Allen, M.D., Ph.D.	192,379
All current executive officers as a group(1)	1,853,525
All directors (who are not executive officers) as a group	160,947
Nominees for director	1,051,362
Jeffrey D. Abbey	1,020,967
Irackly Mtibelishvily	30,395
All other employees, including all current officers who are not executive officers, as a group	2,484,110

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(1) All current reporting officers under Section 16(a) of the Securities and Exchange Act of 1934, as amended.

Administration

Our board of directors administers the 2014 Stock Incentive Plan and is authorized to grant Awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2014 Stock Incentive Plan and to construe and interpret the provisions of the 2014 Stock Incentive Plan and any Award agreements entered into under the 2014 Stock Incentive Plan. Our board of directors may correct any defect, supply any omission or reconcile any inconsistency in the 2014 Stock Incentive Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the board of directors shall be made in the board of directors' sole discretion and shall be final and binding on all persons having or claiming any interest in the 2014 Stock Incentive Plan or in any Award.

Pursuant to the terms of the 2014 Stock Incentive Plan, our board of directors may delegate authority under the 2014 Stock Incentive Plan to one or more committees or subcommittees of our board of directors. Our board of directors has authorized the compensation committee to administer certain aspects of the 2014 Stock Incentive Plan, including the granting of awards to directors and executive officers. The compensation committee, with the input of management, selects the recipients of Awards and determines, in addition to other items, and subject to the terms of the 2014 Stock Incentive Plan:

• the number of shares of common stock, cash or other consideration covered by Awards and the terms and conditions of such Awards, including the dates upon which such Awards become exercisable or otherwise vest;

• the exercise, measurement or purchase price of Awards, if any;

• the effect on Awards of a change in control of Argos Therapeutics; and

• the duration of Awards.

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To the extent permitted by applicable law, our board of directors may delegate to one or more of our officers the power to grant stock options and certain other Awards to our employees or non-executive officers and to exercise such other powers under the 2014 Stock Incentive Plan as the board of directors may determine, provided that the board of directors shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant. No officer shall be authorized to grant Awards to any of our executive officers. The board of directors has delegated to our chief executive officer the authority under the 2014 Stock Incentive Plan to grant stock options and restricted stock units to our non-executive employees subject to certain specified limitations and oversight by the compensation committee.

Except as otherwise provided by the 2014 Stock Incentive Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and our board of directors need not treat participants uniformly. Our board of directors shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, the participant (or the participant's legal representative, conservator, guardian or designated beneficiary) may exercise rights under the Award. Our board of directors may at any time provide that any award will become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the 2014 Stock Incentive Plan has been or will be delegated against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the board of directors' approval) arising out of any act or omission to act concerning the 2014 Stock Incentive Plan unless arising out of such person's own fraud or bad faith.

Amendment of Awards.    Except as otherwise provided under the 2014 Stock Incentive Plan with respect to repricing outstanding stock options or SARs, or amendments to the 2014 Stock Incentive Plan requiring stockholder approval (as described below), our board of directors may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant's consent to any such action will be required unless our board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant's rights under the 2014 Stock Incentive Plan or the change is otherwise permitted under the terms of the 2014 Stock Incentive Plan in connection with a change in capitalization or reorganization event.

Adjustments for Changes in Common Stock and Certain Other Events

Our board is required to make appropriate adjustments in connection with the 2014 Stock Incentive Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2014 Stock Incentive Plan also contains provisions addressing the consequences of any reorganization event. A "reorganization event" is defined under the terms of the 2014 Stock Incentive Plan to mean (a) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (b) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (c) our liquidation or dissolution.

Under the 2014 Stock Incentive Plan, if a reorganization event occurs, our board of directors may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the board of directors determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between a participant and us): (A) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (B) upon written notice to a participant, provide that all of the participant's unexercised Awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (C) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such reorganization event, (D) in the event of a reorganization event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, which we refer to as the Acquisition Price, make or provide for a cash payment to participants with respect to each Award held by a participant equal to (X) the number of shares of common stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (Y) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (E) provide that, in connection with our liquidation or dissolution, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (F) any combination of the foregoing. Our board of directors is not obligated to treat all Awards, all Awards held by a participant, or all Awards of the same type, identically.

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Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding Restricted Stock shall inure to the benefit of our successor and shall, unless the board of directors determines otherwise, apply to the cash, securities or other property which the common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such Restricted Stock. However, the board of directors may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a participant and us, either initially or by amendment.

Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between the participant and us, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

Provisions for Foreign Participants

Our board of directors may from time to time establish one or more sub-plans under the 2014 Stock Incentive Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. Our board of directors shall establish such sub-plans by adopting supplements to the 2014 Stock Incentive Plan containing any limitations on our board of directors' discretion under the 2014 Stock Incentive Plan as our board of directors shall deem necessary or desirable and any additional terms and conditions not otherwise inconsistent with the 2014 Stock Incentive Plan that our board shall deem necessary or desirable. All supplements adopted by our board of directors shall be deemed to be part of the 2014 Stock Incentive Plan, but each supplement shall apply only to participants within the affected jurisdiction.

Amendment or Termination

Our board of directors may amend, suspend or terminate the 2014 Stock Incentive Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until our stockholders approve such amendment in the manner required by Section 162(m); and (ii) no amendment that would require stockholder approval under the rules of the Nasdaq Stock Market may be made effective unless and until our stockholders approve such amendment. In addition, if at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, the board of directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the 2014 Stock Incentive Plan adopted in accordance with the procedures described above shall apply to, and be binding on the holders of, all Awards outstanding under the 2014 Stock Incentive Plan at the time the amendment is adopted, provided that the board of directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the 2014 Stock Incentive Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the 2014 Stock Incentive Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of common stock) prior to such stockholder approval.

Effective Date and Term of 2014 Stock Incentive Plan

The 2014 Stock Incentive Plan became effective in January 2014. No Awards shall be granted under the 2014 Stock Incentive Plan after the expiration of 10 years from the effective date, but Awards previously granted may extend beyond that date.

If the stockholders do not approve the Plan Amendment, the 2014 Stock Incentive Plan will continue in effect in accordance with its current terms.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2014 Stock Incentive Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below.

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Incentive Stock Options.    A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option, which we refer to as ISO stock, at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the ISO stock. If a participant sells the ISO stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the ISO stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the ISO stock for more than one year and otherwise will be short-term. If a participant sells the ISO stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the ISO stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options.    A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, which we refer to as NSO stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the NSO stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the NSO stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights.    A participant will not have income upon the grant of an SAR but generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock.    A participant will not have income upon the grant of Restricted Stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the fair market value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the date of grant. If the participant does not make a Section 83(b) election, then when the shares of Restricted Stock vest the participant will have compensation income equal to the fair market value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units.    A participant will not have income upon the grant of a Restricted Stock Unit. A participant is not permitted to make a Section 83(b) election with respect to a Restricted Stock Unit. When the Restricted Stock Unit vests, the participant will have compensation income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards.    The tax consequences associated with any Other Stock-Based Award granted under the 2014 Stock Incentive Plan will vary depending on the specific terms of the Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant's holding period and tax basis for the Award or underlying common stock.

Tax Consequences to US.    There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” the approval of the PLAN amendment to the Company's 2014 Stock Incentive Plan.

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PROPOSAL 4

APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

We are seeking stockholder approval for a proposal to adopt an amendment to our Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our issued common stock by a ratio of not less than 1-for-5 and not more than 1-for-20, with the ratio and the implementation and timing of such Reverse Stock Split to be determined in the discretion of our board of directors.

The form of the amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix C to this proxy statement. Approval of the proposal would permit (but not require) our board of directors to effect the Reverse Stock Split by a ratio of not less than 1-for-5 and not more than 1-for-20, with the exact ratio to be set within this range as determined by our board of directors in its sole discretion, provided that the board of directors must determine to effect the Reverse Stock Split and such amendment must be filed with the Secretary of State of the State of Delaware prior to the earlier of (i) July 28, 2018 and (ii) the date of our annual meeting of stockholders in 2018. If our board of directors determines to implement the Reverse Stock Split, our board will determine the exact ratio of the Reverse Stock Split prior to the effective time of the split, and we will publicly announce the Reverse Stock Split ratio prior to the effective time of the split. We believe that enabling our board of directors to set the ratio of the Reverse Stock Split within the stated range and within the stated time period will provide us with the flexibility to implement the Reverse Stock Split in a manner and at a time designed to maximize the anticipated benefits for our stockholders. In determining a ratio for the Reverse Stock Split, if any, following the receipt of stockholder approval, our board of directors may consider, among other things, factors such as:

•	the historical trading prices and trading volume of our common stock;
•	the number of shares of our common stock outstanding;
•	the then-prevailing trading price and trading volume of our common stock and the anticipated or actual impact of the Reverse Stock Split on the trading price and trading volume for our common stock;
•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
•	prevailing general market and economic conditions.

Our board of directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed ratios for the Reverse Stock Split, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our board of directors, no fewer than every five and no more than every 20 shares of issued common stock will be combined into one share of common stock. The amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split will not change the authorized number of shares of common stock or preferred stock of the Company, or the par value of the Company’s common stock or preferred stock.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our common stock is currently quoted on The NASDAQ Global Market under the symbol “ARGS”. The standards of The NASDAQ Global Market require us to have, among other things, a $1.00 per share minimum bid price in order to maintain our listing.

On May 2, 2017, we received a deficiency letter from the Listing Qualifications Department of The NASDAQ Stock Market, which we refer to as the Staff, notifying us that, for the previous 30 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued inclusion on The NASDAQ Global Market. As a result, we were provided a period of 180 calendar days, or until October 30, 2017, to regain compliance with the minimum bid price requirement. If, at any time before October 30, 2017, the bid price for our common stock closes at $1.00 or more for a minimum of 10 consecutive business days, we may be eligible to regain compliance with minimum bid price requirement. If we do not regain compliance by October 30, 2017, we may be eligible for an additional 180 calendar day compliance period. To qualify, we would need to transfer the listing of our common stock to The Nasdaq Capital Market, provided that we satisfy The Nasdaq Capital Market’s continued listing requirement for the market value of publicly held shares and all other initial listing standards, with the exception of its bid price requirement, and provided that we provide written notice to the Staff of our intention to cure the deficiency during the additional compliance period. If we do not regain compliance with the minimum bid price requirement by October 30, 2017 and are not eligible for an additional compliance period at that time, the Staff will provide written notification to us that our common stock may be delisted.

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We may not be able to meet the $1.00 minimum bid price requirement of The NASDAQ Global Market unless we effect a reverse stock split to increase the per share market price of our common stock. Therefore, our board of directors may determine to effect the Reverse Stock Split to the extent necessary in order to maintain our listing on The NASDAQ Global Market.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Even if our board of directors determines to effect the Reverse Stock Split, our common stock may still be delisted. On April 28, 2017, we received a deficiency letter from the Staff notifying us that we are not in compliance with the minimum $50,000,000 market value of listed securities requirement for continued listing on The NASDAQ Global Market. We have been provided a period of 180 calendar days, or until October 25, 2017, to regain compliance with the market value of listed securities requirement. If, at any time before October 25, 2017, the market value of our common stock closes at $50,000,000 or more for a minimum of 10 consecutive business days, we may be eligible to regain compliance with the market value of listed securities requirement. If we do not regain compliance with the market value of listed securities requirement by October 25, 2017, the Staff will notify us that our common stock may be delisted. Also, on May 2, 2017, we received another deficiency letter from the Staff notifying us that we are not in compliance with the requirement that a listed company’s audit committee be comprised of at least three members, all of whom are independent. The Staff provided us a cure period to regain compliance: (i) until the earlier of our next annual stockholders' meeting or April 2, 2018, or (ii) if the next annual stockholders’ meeting is held before September 27, 2017, then we must evidence compliance no later than September 27, 2017. We expect to regain compliance by September 27, 2017. If we do not, the Staff will notify us that our common stock may be delisted. In addition, on May 9, 2017, we received a deficiency letter from the Staff notifying us that we are not in compliance with the minimum $15,000,000 market value of publicly held shares requirement for continued listing on The NASDAQ Global Market. We have been provided a period of 180 calendar days, or until November 6, 2017, to regain compliance with the market value of publicly held shares requirement. If, at any time before November 6, 2017, the market value of our common stock closes at $15,000,000 or more for a minimum of 10 consecutive business days, we may be eligible to regain compliance with the market value of publicly held shares requirement. If we do not regain compliance with the market value of publicly held shares requirement by November 6, 2017, the Staff will notify us that our common stock may be delisted.

If our common stock is delisted, our common stock may be eligible to trade on the OTC Bulletin Board or another over-the-counter market. Any such alternative would likely result in it being more difficult for us to raise additional capital through the public or private sale of equity securities and for investors to dispose of, or obtain accurate quotations as to the market value of, the common stock and could result in a decrease in the trading price of our common stock. We may also face other material adverse consequences in such event, such as negative publicity, a decreased ability to obtain additional financing, diminished investor and/or employee confidence, and the loss of business development opportunities, some or all of which may contribute to a further decline in our stock price. In addition, there can be no assurance that the common stock would be eligible for trading on any such alternative exchange or markets.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split would become effective upon the filing with the Secretary of the State of the State of Delaware of a certificate of amendment to our Restated Certificate of Incorporation, in the form attached as Appendix C. The exact timing of the filing of the certificate of amendment and the effectiveness of the Reverse Stock Split will be determined by our board of directors, in its sole discretion, provided that in no event shall the filing of the certificate of amendment effecting the Reverse Stock Split occur after the earlier of (i) July 28, 2018 and (ii) the date of our annual meeting of stockholders in 2018. In addition, our board of directors reserves the right, notwithstanding stockholder approval of this Proposal 4 and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing a certificate of amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split, or, in the event that the amendment is not effective until a later time, such later time, our board of directors, in its sole discretion, determines that it is no longer in the Company’s best interests and the best interests of our stockholders to proceed with the Reverse Stock Split. If the Company does not file a certificate of amendment effecting the Reverse Stock Split with the Secretary of State of the State of Delaware on or before the earlier of (i) July 28, 2018 and (ii) the date of our annual meeting of stockholders in 2018, our board of directors will be deemed to have abandoned the Reverse Stock Split.

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Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our board of directors, a minimum of every five and a maximum of every 20 shares of issued common stock will be combined into one new share of common stock. Based on the 41,353,750 shares of common stock issued and outstanding as of June 9, 2017, immediately following the Reverse Stock Split the Company would have approximately 8,270,750 shares of common stock issued and outstanding if the ratio for the Reverse Stock Split is 1-for-5, and 2,067,687 shares of common stock issued and outstanding if the ratio for the Reverse Stock Split is 1-for-20. Any other ratio selected within such range would result in a number of shares of common stock issued and outstanding of between 2,067,687 and 8,270,750 shares.

The actual number of shares issued and outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the ratio for the Reverse Stock Split that is ultimately determined by our board of directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below under “—Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of such fractional share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.

Authorized Shares of Common Stock

The Reverse Stock Split will not change the number of authorized shares of our common stock under our Restated Certificate of Incorporation. Because the number of shares of issued common stock will decrease as a result of the Reverse Stock Split, the number of shares of common stock available for issuance will increase if this Proposal 4 is approved by our stockholders. Currently, we are authorized to issue up to a total of 205,000,000 shares of capital stock, comprising 200,000,000 shares of common stock and 5,000,000 shares of preferred stock. Except for the shares issuable upon the exercise or conversion of outstanding options, warrants and convertible notes, we do not currently have any plans, proposals or arrangement to issue any of our authorized but unissued shares of common stock.

By increasing the number of authorized but unissued shares of common stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the board of directors. For example, it may be possible for the board of directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the board of directors in opposing a takeover bid that the board of directors determines is not in the best interests of the Company or its stockholders. The Reverse Stock Split, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting our current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the board of directors is not aware of any attempt to take control of the Company and the board of directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

For purposes of implementing the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

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Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a periodic statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive whole shares of post-Reverse Stock Split common stock, because the exchange will be automatic.

Exchange of Stock Certificates

If the Reverse Stock Split is effected, stockholders holding certificated shares (i.e., shares represented by one or more physical stock certificates) will be requested to exchange their old stock certificate(s) (“Old Certificate(s)”) for shares held in book-entry form through the Depository Trust Company’s Direct Registration System representing the appropriate number of whole shares of our common stock resulting from the Reverse Stock Split. Stockholders of record upon the effective time of the Reverse Stock Split will be furnished the necessary materials and instructions for the surrender and exchange of their Old Certificate(s) at the appropriate time by our transfer agent, Computershare. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after the effective time of the Reverse Stock Split, the transfer agent will send a transmittal letter to each stockholder advising such holder of the procedure for surrendering Old Certificate(s) in exchange for new shares held in book-entry form. Your Old Certificate(s) representing pre-split shares cannot be used for either transfers or deliveries. Accordingly, you must exchange your Old Certificate(s) in order to effect transfers or deliveries of your shares.

YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY IF WE EFFECT A REVERSE STOCK SPLIT AND YOU RECEIVE A LETTER OF TRANSMITTAL FROM THE TRANSFER AGENT.

As soon as practicable after the surrender to the transfer agent of any Old Certificate(s), together with a properly completed and duly executed transmittal letter and any other documents the transfer agent may specify, the transfer agent will have its records adjusted to reflect that the shares represented by such Old Certificate(s) are held in book-entry form in the name of such person.

Until surrendered as contemplated herein, a stockholder’s Old Certificate(s) shall be deemed at and after the effective time of the Reverse Stock Split to represent the number of whole shares of our common stock resulting from the Reverse Stock Split.

Any stockholder whose Old Certificate(s) have been lost, destroyed or stolen will be entitled to new shares in book-entry form only after complying with the requirements that we and our transfer agent, customarily apply in connection with lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Certificate, except that if any book-entry shares are to be issued in a name other than that in which the Old Certificate(s) are registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Any stockholder who wants to continue holding certificated shares may request new certificate(s) from our transfer agent.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Stockholders of record and stockholders who hold their shares through a bank, broker, custodian or other nominee who would otherwise hold fractional shares of our common stock as a result of the Reverse Stock Split will be entitled to receive cash (without interest and subject to applicable withholding taxes) in lieu of such fractional shares. Each such stockholder will be entitled to receive an amount in cash equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the average of the high and low trading prices of our common stock on The NASDAQ Global Market or on the principal exchange on which our shares trade if not then The NASDAQ Global Market during regular trading hours for the five trading days immediately preceding the effective time of the Reverse Stock Split.

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Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests resulting from the Reverse Stock Split that are not timely claimed after the effective time in accordance with applicable law may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible Notes

Pursuant to the various instruments governing our then outstanding restricted stock awards, stock option awards, warrants to purchase common stock and convertible notes, in connection with any Reverse Stock Split, our board of directors will reduce the number of shares of common stock issuable upon the exercise or conversion of such restricted stock awards, stock options, warrants and convertible notes in proportion to the ratio of the Reverse Stock Split and proportionately increase the exercise price of our outstanding stock options and warrants and conversion price of our convertible notes. In connection with such proportionate adjustments, the number of shares of common stock issuable upon exercise or conversion of outstanding stock awards, stock options, warrants and convertible notes will be rounded down to the nearest whole share and the exercise prices will be rounded up to the nearest cent, and no cash payment will be made in respect of such rounding.

Accounting Matters

The amendment to our Restated Certificate of Incorporation will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to U.S. Holders of our common stock. This discussion is based on the Internal Revenue Code of 1986, as amended, which we refer to as the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service, which we refer to as the IRS, in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation:

•	Financial institutions;

•	Insurance companies;

•	Real estate investment trusts;

•	Regulated investment companies;

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•	Grantor trusts;

•	Tax-exempt organizations;

•	Dealers or traders in securities or currencies;

•	Stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar; or

• Stockholders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split.

Each stockholder should consult his, her or its own tax advisers concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.

The proposed Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor (reduced by the amount of such basis that is allocated to any fractional share of our common stock). The U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered to shares received in a recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-reverse stock split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year. No gain or loss will be recognized by us as a result of the proposed Reverse Stock Split.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder's circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the Reverse Stock Split.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” the approval of the amendment to our Restated certificate of Incorporation to effect the Reverse Stock Split described above.

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CORPORATE GOVERNANCE

General

Our board of directors believes that good corporate governance is important to ensure that we are managed for the long-term benefit of stockholders.  This section describes key corporate governance guidelines and practices that our board of directors has adopted.  Complete copies of our corporate governance guidelines, committee charters and code of conduct are available on the “Corporate Governance” section of our website, www.argostherapeutics.com.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the company and our stockholders.  These guidelines, which provide a framework for the conduct of our board of directors’ business, provide that:

•	our board of directors’ principal responsibility is to oversee the management of the company;

•	a majority of the members of our board of directors shall be independent directors;

•	the independent directors meet regularly in executive session;

•	directors have full and free access to officers and employees and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually, our board of directors and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Leadership Structure

The positions of chairman of the board of directors and chief executive officer are presently separated and have generally been separated at our company. The duties of the chairman of the board include the following:

•	chairing meetings of our board and of the independent directors in executive session;

•	meeting with any director who is not adequately performing his or her duties as a member of our board or any committees;

•	facilitating communications between other members of our board and the chief executive officer;

•	determining the frequency and length of board meetings and recommending when special meetings of our board should be held;

•	preparing or approving the agenda for each board meeting; and

•	reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our board.

The board of directors decided to separate the roles of chairman and chief executive officer because it believes that a bifurcated leadership structure offers the following benefits:

•	increasing the independent oversight of our company and enhancing our board’s objective evaluation of our chief executive officer;

•	freeing the chief executive officer to focus on company operations instead of board administration;

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•	providing the chief executive officer with an experienced sounding board;

•	providing greater opportunities for communication between stockholders and our board;

•	enhancing the independent and objective assessment of risk by our board; and

•	providing an independent spokesman for our company.

Director Independence

Applicable Nasdaq rules require that a majority of a listed company’s board of directors be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent, that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director only qualifies as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a listed company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all of our current directors and all of our directors serving during the year ended December 31, 2016, in each case other than Mr. Abbey, are independent directors as defined by applicable Nasdaq rules. In making such determinations, our board of directors considered the relationships that each such non-employee director and director nominee has with our company and all other facts and circumstances that our board of directors deems relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and director nominee.

Our board of directors also determined that Hubert Birner and Robert Carey, who comprise our audit committee, and Sander van Deventer and Robert Carey, who comprise our compensation committee, each satisfy the independence standards for such committees established by the SEC and by applicable Nasdaq rules. Our board had reached a similar determination with respect to each of Brian Underdown, who served as a director and chairman of our compensation committee in 2016 until his resignation from our board of directors in March 2016, Philippe Van Holle, who served as a director and as a member of the audit committee in 2016 until his resignation from our board of directors in December 2016 and Ralph Snyderman, M.D., who served as a director and as a member of the audit committee from December to March 2017, when he voluntarily resigned from our board of directors.

There are no family relationships among any of our directors or executive officers.

Board and Committee Meetings

Our board of directors held nineteen meetings during 2016. During 2016, each of the directors then in office attended at least 75% of the aggregate of all meetings of the board of directors held during the period that each director served on our board of directors and all meetings of the committees of the board of directors on which such director then served during the periods that each director served on our board of directors.  Continuing directors and nominees for election as directors in a given year are expected to attend the annual meeting of stockholders. All of our directors serving at that time attended our 2016 annual meeting of stockholders.

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We have established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees operates under a charter that has been approved by our board of directors. A copy of each charter can be found under the “Corporate Governance” section of our website at www.argostherapeutics.com

Audit Committee

The current members of our audit committee are Hubert Birner, Ph.D. and Robert F. Carey, each of whom is independent under NASDAQ rules. Mr. Carey chairs our audit committee. Philippe Van Holle served as a member of our audit committee in until December 2016 at which time he ceased to serve as a member of our board of directors. Ralph Snyderman, M.D. served as a member of our audit committee from December 2016 to March 2017 at which time he ceased to serve as a member of our board of directors.  On May 2, 2017, we received a deficiency letter from the Listing Qualifications Department, which we refer to as the Staff, notifying us that we are not in compliance with the requirement that a listed company’s audit committee be comprised of at least three members, all of whom are independent. Our non-compliance with this requirement occurred upon the resignation of Dr. Snyderman as a member of our Board of Directors and our Audit Committee in March 2017. The Staff provided us a cure period to regain compliance: (i) until the earlier of our next annual stockholders' meeting or April 2, 2018, or (ii) if the next annual stockholders’ meeting is held before September 27, 2017, then we must evidence compliance no later than September 27, 2017. We expect to regain compliance by September 27, 2017. If we do not, the Staff will notify us that our common stock may be delisted. Our audit committee held four meetings during 2016.

Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function, if any;

•	overseeing our risk assessment and risk management policies;

•	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our board of directors has determined that Mr. Carey is an “audit committee financial expert” as defined in applicable SEC rules and qualifies as independent as independence is defined for audit committee members under applicable Nasdaq rules.

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Compensation Committee

The current members of our compensation committee are Sander van Deventer and Robert F. Carey. Dr. van Deventer chairs our compensation committee. Brian Underdown served as the chairman of our compensation committee until March 2016, when he resigned from our board of directors. Our compensation committee held four meetings during 2016.

Our compensation committee’s responsibilities include:

•	reviewing and approving, or making recommendations to our board with respect to, the compensation of our chief executive officer and our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our board with respect to director compensation;

•	reviewing and discussing annually with management our compensation disclosure required by SEC rules; and

•	preparing the annual compensation committee report required by SEC rules.

We believe that the composition of our compensation committee meets all applicable requirements with respect to compensation committee composition under the current NASDAQ Global Market and SEC rules and regulations.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Hubert Birner and Irackly Mtibelishvily. Brian Underdown served as a member of our nominating and corporate governance committee until March 2016, when he resigned from our board of directors. Dr. Birner chairs our nominating and corporate governance committee. Our nominating and corporate governance committee did not hold any meetings during 2016.  Instead, the members of the committee addressed the committee’s responsibilities during executive sessions of meetings of the board held by the independent directors.

Our nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become members of our board;

•	recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;

•	reviewing and making recommendations to our board with respect to our board leadership structure;

•	reviewing and making recommendations to our board with respect to management succession planning;

•	developing and recommending to our board corporate governance principles; and

•	overseeing a periodic evaluation of our board.

Director Nomination Process

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board of directors.

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In considering whether to recommend any particular candidate for inclusion in our board’s slate of recommended director nominees, our nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines.  Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics: integrity, business acumen, good judgment, and knowledge of our business and industry.  We also value experience on other public company boards of directors and board committees.

The director biographies included herein indicate each nominee’s experience, qualifications, attributes and skills that led our nominating and corporate governance committee and our board of directors to conclude each such director should continue to serve as a director of Argos Therapeutics.  Our nominating and corporate governance committee and our board of directors believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our board of directors as a whole.

Our nominating and corporate governance committee does not have a policy (formal or informal) with respect to diversity, but believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the committee also takes into consideration the value of diversity (with respect to gender, race and national origin) of our board members.  The committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

Stockholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least one year as of the date such recommendation is made, to Corporate Secretary, Argos Therapeutics, Inc., 4233 Technology Drive, Durham, North Carolina 27704.  The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our bylaws.  Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.  If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the committee or our board of directors, by following the procedures set forth under the heading “Stockholder Proposals” in this proxy statement.

Communications from Stockholders

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our chairman of the board, with the advice and assistance from our legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board of directors should address such communications to Board of Directors, Argos Therapeutics, 4233 Technology Drive, Durham, North Carolina 27704.

Oversight of Risk

Our board of directors oversees our risk management processes directly and through its committees.  Our management is responsible for risk management on a day-to-day basis.  The role of our board of directors and its committees is to oversee the risk management activities of management.  They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices.  In general, our board of directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our compensation committee oversees risk management activities relating to our compensation policies and practices; and our nominating and corporate governance committee oversees risk management activities relating to board of directors composition and management succession planning.  Each committee reports to the full board of directors on a regular basis, including reports with respect to the committee’s risk oversight activities, as appropriate.  In addition, since risk issues often overlap, committees from time to time request that the full board of directors discuss particular risks.

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Code of Business Conduct and Ethics

We have also adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, or persons performing similar functions. We have posted a current copy of the code on our website, www.argostherapeutics.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq stock market listing standards concerning any amendments to, or waivers from, any provision of the code.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee. None of the members of our compensation committee is, or has ever been, an officer or employee of our company. The current members of our compensation committee are Sander van Deventer and Robert F. Carey. Sander van Deventer chairs our compensation committee. Brian Underdown served as the chair of our compensation committee until he resigned from our board of directors in March 2016. Philippe Van Holle served as a member of our compensation committee until December 2016 at which time he ceased to serve as a member of our board of directors. Ralph Snyderman, M.D. served as a member of our compensation committee from December 2016 to March 2017 at which time he ceased to serve as a member of our board of directors.

Director Compensation

Our non-employee director compensation program is designed to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. The form and amount of director compensation paid under our policy is reviewed and assessed from time to time by the compensation committee with changes, if any, recommended to the board for action. Director compensation may take the form of cash, equity, and other benefits ordinarily available to directors.

From January 1, 2016 through September 30, 2016, our non-employee director compensation program, or the Original Program, provided for non-employee directors to receive an option grant of 11,000 shares upon election to the board, which option grant vests in equal quarterly installments over a term of three years so long as such person continues to serve as a director and an annual option grant of 5,500 shares upon the annual meeting of stockholders, which option grant vests in equal quarterly installments over a term of one year so long as such person continues to serve as a director. These grants were made under our 2014 Stock Incentive Plan. Our program also provided for our non-employee directors to receive an annual retainer of $35,000, and an additional retainer of $25,000 in the event such director is the chairman or lead director. If the non-employee director was a member of our audit or compensation committee, he or she would receive an additional $5,000 retainer, which is increased to $10,000 if such director is serving as the chair of such committee. If the non-employee director was a member of our nominating and corporate governance committee, he or she would receive an additional $2,500 retainer, which is increased to $5,000 if such director is serving as the chair of such committee. These retainers are paid to each non-employee director quarterly in arrears.

Effective as of October 1, 2016 we adopted a new non-employee director compensation program, or the New Program, which provides that non-employee directors receive an option grant of 30,000 shares upon election to the board, which option grant vests in equal quarterly installments over a term of three years so long as such person continues to serve as a director and an annual option grant of 15,000 shares upon the annual meeting of stockholders, which option grant vests in equal quarterly installments over a term of one year so long as such person continues to serve as a director. These grants are made under our 2014 Stock Incentive Plan. Our program also provides for our non-employee directors to receive an annual retainer of $40,000, and an additional retainer of $25,000 in the event such director is the chairman or lead director. If the non-employee director is a member of our audit or compensation committee, he or she would receive an additional $7,500 retainer, which is increased to $15,000 if such director is serving as the chair of such committee. If the non-employee director is a member of our nominating and corporate governance committee, he or she would receive an additional $5,000 retainer, which is increased to $10,000 if such director is serving as the chair of such committee. These retainers are paid to each non-employee director quarterly in arrears.

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Notwithstanding the change to the non-employee director compensation program, with respect to the fourth quarter of 2016, we compensated our directors under the Original Program. It is our intention to provide additional compensation to the non-employee directors to reflect the fact that the New Program was effective as of October 1, 2016.

For 2016, our board had determined that each non-employee director would receive shares of our common stock under our 2014 Stock Incentive Plan in lieu of cash board fees on the last day of each calendar quarter in 2016. The number of shares granted to each non-employee director on a quarterly basis was that number of whole shares of our common stock equal to the dollar amount of such director’s fees for a given calendar quarter divided by the closing share price of our common stock on the last trading day of each calendar quarter. For 2017, non-employee directors will receive cash for their service on our board of directors.

We reimburse each non-employee director for reasonable travel expenses incurred and in connection with attendance at board and committee meetings on our behalf, and for expenses such as supplies.

2016 Compensation of Non-Employee Directors

Our non-employee directors received the following aggregate amounts of compensation in respect of the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash		Option Awards (1)	Total
	($)		($)	($)
Hubert Birner, Ph.D.	69,622	(9)	23,471	93,093
Robert F. Carey	45,260	(10)	23,471	68,731
Igor Krol (2)	19,510	(11)	59,050	78,560
Irackly Mtibelishvily (3)	1,935	(12)	104,056	105,991
Andrei Petrov (4)	40,036	(13)	23,471	63,507
Ralph Snyderman, M.D. (5)	2,808	(14)	110,842	113,650
Brian J. Underdown, Ph.D. (6)	11,872	(15)	-	11,872
Sander van Deventer, M.D., Ph.D.	39,989	(16)	23,471	63,460
Philippe Van Holle (7)	42,394	(17)	23,471	65,865
Alexey Vinogradov, Ph.D. (8)	15,571	(18)	-	15,571

(1)	The amounts shown in this column reflect the aggregate grant date fair value of the option awards granted to our non-employee directors computed in accordance with the Financial Accounting Standards Board Accounting Standard Codification Topic 718, or FASB ASC Topic 718. The assumptions made in determining the fair values of our option awards are set forth in Notes 2 and 10 to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2016.
(2)	Igor Krol joined our board of directors in June 2016.
(3)	Irackly Mtibelishvily joined our board of directors in December 2016.
(4)	Andrei Petrov resigned from our board of directors in December 2016.
(5)	Ralph Snyderman joined our board of directors in December 2016 and resigned in March 2017.
(6)	Brian Underdown resigned from our board of directors in March 2016.
(7)	Philippe Van Holle resigned from our board of directors in December 2016.
(8)	Alexey Vinogradov resigned from our board of directors in June 2016.
(9)	Includes cash retainers of $69,622 in lieu of which Dr. Birner received 12,620 shares of our common stock.
(10)	Includes cash retainers of $45,260 in lieu of which Mr. Carey received 8,206 shares of our common stock.
(11)	Includes cash retainers of $19,510 in lieu of which Mr. Krol received 3,784 shares of our common stock.
(12)	Includes cash retainers of $1,935 in lieu of which Mr. Mtibelishvily received 395 shares of our common stock.
(13)	Includes cash retainers of $40,036 in lieu of which Dr. Petrov received 7,197 shares of our common stock.

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(14)	Includes cash retainers of $2,808 in lieu of which Dr. Snyderman received 573 shares of our common stock.
(15)	Includes cash retainers of $11,872 in lieu of which Dr. Underdown received 1,855 shares of our common stock.
(16)	Includes cash retainers of $39,989 in lieu of which Dr. van Deventer received 7,352 shares of our common stock.
(17)	Includes cash retainers of $42,394 in lieu of which Mr. Van Holle received 7,621 shares of our common stock.
(18)	Includes cash retainers of $15,571 in lieu of which Dr. Vinogradov received 2,480 shares of our common stock.

As of December 31, 2016, our non-employee directors as of such date held the following numbers of stock options, all of which were granted under our 2014 Stock Incentive Plan:

Name	Option Awards
Hubert Birner, Ph.D.	22,000
Robert Carey	16,500
Igor Krol	11,000
Irackly Mtibelishvily	30,000
Andrei Petrov	22,000
Ralph Snyderman, M.D.	30,000
Brian Underdown, Ph.D.	7,333
Sander van Deventer, M.D., Ph.D.	22,000
Philippe Van Holle	22,000
Alexey Vinogradov, Ph.D.	—

Executive Officers of Argos Therapeutics

The following table sets forth the names, ages and positions of our executive officers as of June 9, 2017:

Name	Age	Position
Jeffrey D. Abbey(1)	55	President, Chief Executive Officer and Director
Charles A. Nicolette, Ph.D.	54	Chief Scientific Officer and Vice President of Research and Development
Richard D. Katz, M.D.	53	Vice President and Chief Financial Officer
Lori R. Harrelson	47	Vice President of Finance

 ____________________

(1)	Mr. Abbey is a member of our board of directors and is a director nominee for election at the 2017 annual meeting. See “Proposal 1 – Election of Directors – Nominees for Election as Class III Directors” for more information about Mr. Abbey.

Charles A. Nicolette, Ph.D. has served as our Chief Scientific Officer since December 2007 and as our Vice President of Research and Development since December 2004. Dr. Nicolette served as our Vice President of Research from July 2003 to December 2004. Prior to joining us, Dr. Nicolette served in various positions at Genzyme Molecular Oncology, Inc., a biotechnology company, from 1997 to 2003, most recently as Director of Antigen Discovery. Dr. Nicolette received a B.S. from the State University of New York at Stony Brook and a Ph.D. in biochemistry and cellular and developmental biology from the State University of New York at Stony Brook, completing his doctoral dissertation and post-doctoral fellowship at Cold Spring Harbor Laboratory.

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Richard D. Katz, M.D. has served as our vice president and chief financial officer since July 2016. Prior to joining us, Dr. Katz served as chief financial officer for Viamet Pharmaceuticals, Inc., a biotechnology company, from February 2011 to May 2016. Dr. Katz also served as chief financial officer at Icagen, Inc., a biotechnology company, from April 2001 to November 2011. Prior to Icagen, Dr. Katz served as a vice president in the healthcare group at Goldman, Sachs & Company. Dr. Katz received an A.B. magna cum laude from Harvard University, an M.D. from the Stanford University School of Medicine and an M.B.A. from Harvard Business School.

Lori R. Harrelson has served as our Vice President of Finance since July 2011. Ms. Harrelson served as our Director of Finance and Accounting from January 2007 to July 2011 and as our Director of Accounting and Financial Reporting from September 2004 to January 2007. Prior to joining us, Ms. Harrelson served as Finance Manager at LipoScience, Inc., a diagnostic company, from 2001 to 2004 and a senior auditor at Ernst & Young, from 1997 to 2001. Ms. Harrelson received a B.S. in finance from East Carolina University and is a C.P.A.

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TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2016, we have engaged in the following transactions with our directors, executive officers and holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers and holders of more than 5% of our voting securities, in which the amount involved in the transaction exceeds $120,000. We believe that these transactions were on terms as favorable as we could have obtained from unrelated third parties. Compensation arrangements for our directors and named executive officers are described in “Corporate Governance—Director Compensation” and “Executive Compensation.”

Participation in our 2016 PIPE Financing

On March 4, 2016, we entered into a securities purchase agreement with certain investors pursuant to which we agreed to issue and sell an aggregate of up to $60 million of our common stock and warrants to purchase shares of common stock in a private placement financing. The financing was to take place in up to three tranches. At the closing of the initial tranche in March 2016, we sold and the investors purchased, for a total purchase price of approximately $19.9 million, a total of 3,652,430 shares of common stock and warrants to purchase a total of 2,739,323 shares of common stock (0.75 shares of common stock for each share of common stock purchased), based on a purchase price per share of common stock and accompanying warrant equal to $5.44375.  At the closing of the second tranche in June 2016, we sold and the investors purchased, for a total purchase price of $29.8 million, a total of 5,478,672 shares of common stock and warrants to purchase a total of 4,109,005 shares of common stock at the same price and on the same terms as the first tranche.  The warrants issued in each closing have an exercise price of $5.35 per share and expire five years from the date of issuance. Our stockholder, Pharmstandard International S.A., or Pharmstandard, had also agreed pursuant to the securities purchase agreement that, at our option following the satisfaction of certain conditions, Pharmstandard could be required to purchase at a third closing up to approximately $10.3 million of shares of common stock (without warrants). The dollar amount committed to be purchased by Pharmstandard at the third closing was subject to reduction on a dollar-for-dollar basis for certain cash amounts raised by us after the initial closing through equity or debt financings or collaborations. The net proceeds received from the follow-on public offering that closed on August 2, 2016 reduced in full the dollar amount committed to be purchased in the third tranche (see Item 1. Note 8 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2016 filed on March 16, 2017), and as a result we have no further ability to effect the closing of, and Pharmstandard has no further obligation to purchase shares in, a third tranche of the private placement financing.

The number of shares and warrants that each of our principal stockholders purchased and the aggregate purchase price paid for such shares and warrants is set forth in the table below.

Name	Shares Purchased	Shares of Common Stock Underlying Warrants Purchased	Purchase Price
Pharmstandard International S.A.(1)	4,463,835	3,347,877	$24,300,002
Entities affiliated with ForArgos B.V. (2)	2,204,363	1,653,273	$12,000,001
TVM V Life Science Ventures GmbH & Co. KG (3)	458,242	344,432	$2,499,999

  _____________________

(1)	Igor Krol and Irackly Mtibelishvily, both members of our board of directors, is closely associated with Pharmstandard.
(2)	Sander van Deventer, a member of our board of directors, is a General Partner of Forbion Capital Partners (formerly ABN AMRO Capital), an affiliate of the ForArgos funds listed above.
(3)	Hubert Birner, a member of our board of directors, is the Managing Partner of TVM Capital, an affiliate of the TVM fund listed above.

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Participation in our Follow-On Public Offering

On August 2, 2016, we issued and sold 9,090,909 shares of common stock and warrants to purchase an aggregate of 6,818,181 shares of common stock in an underwritten public offering at a price to the public of $5.50 per share and accompanying warrant. The shares of common stock and warrants were sold in combination, with one warrant to purchase up to 0.75 of a share of common stock accompanying each share of common stock sold. The warrants have an exercise price of $5.50 per share, became immediately exercisable upon issuance and will expire on August 2, 2021. Our aggregate net proceeds of the offering were $48.2 million after deducting underwriting discounts and commissions and offering expenses.

The number of shares and warrants that each of our principal stockholders purchased and the aggregate purchase price paid for such shares and warrants is set forth in the table below.

Name	Shares Purchased	Shares of Common Stock Underlying Warrants Purchased	Purchase Price
Pharmstandard International S.A.(1)	2,363,636	1,772,727	$12,999,998
Entities affiliated with ForArgos B.V.(2)	1,545,454	1,159,090	$8,499,997

 _____________________

(1)	Igor Krol and Irackly Mtibelishvily, both members of our board of directors, are closely associated with Pharmstandard.

(2)	Sander van Deventer, a member of our board of directors, is a General Partner of Forbion Capital Partners (formerly ABN AMRO Capital), an affiliate of the ForArgos funds listed above.

Participation in our 2017 Note Financing

On June 15, 2017, we entered into a note purchase agreement with Pharmstandard International S.A, pursuant to which we agreed to issue and sell to Pharmstandard a convertible secured promissory note in the original principal amount of $6,000,000 in a private placement. The financing closed on June 21, 2017. Igor Krol and Irackly Mtibelishvily, both members of our board of directors, are closely associated with Pharmstandard.

On June 21, 2017, we issued the note to Pharmstandard. Under the Note, the maturity date for the payment of principal and interest is the fifth anniversary of the issue date. The note bears interest at a rate of 9.5% per annum, which interest will compound annually. The note is secured by a lien on and security interest in all of our intellectual property. We may prepay the note in whole or in part at any time without penalty or premium. Upon the occurrence of certain events of default, Pharmstandard has the option to require us to repay the unpaid principal amount of the note and any unpaid accrued interest. In addition, at Pharmstandard’s election, Pharmstandard may to convert the principal and interest on the note into shares of our common stock at a price per share equal to $0.50, which is the product of 1.225 and the closing price of our common stock on The NASDAQ Global Market on June 14, 2017. However, Pharmstandard is not permitted to convert the note if such conversion would result in Pharmstandard and its affiliates holding shares that exceed 39.9% of the total number of outstanding shares of our common stock or 39.9% of the combined voting power of all our outstanding securities.

Indemnification Agreements

Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These agreements may require us, among other things, to indemnify each such director for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as one of our directors.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

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If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our chief executive officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

·	the related person’s interest in the related person transaction;

·	the approximate dollar value of the amount involved in the related person transaction;

·	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

·	whether the transaction was undertaken in the ordinary course of our business;

·	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

·	the purpose of, and the potential benefits to us of, the transaction; and

·	any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

·	interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, and (c) the amount involved in the transaction equals less than the greater of $200,000 dollars or 5% of the annual gross revenues of the other entity that is a party to the transaction; and

·	a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.

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EXECUTIVE COMPENSATION

This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers in 2016. This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and is intended to place into perspective the data presented in the tables and narrative that follow. Our “named executive officers” for 2016 were:

•	Jeffrey D. Abbey, our president and chief executive officer;

•	Charles A. Nicolette, Ph.D., our vice president of research and development and chief scientific officer; and

•	Lee F. Allen, M.D., Ph.D., our former chief medical officer who served during the year ended December 31, 2016.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers during the years ended December 31, 2016 and 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Jeffrey D. Abbey (4)	2016	450,000	356,500	1,029,892	26,477	1,862,869
President and Chief Executive Officer	2015	450,000	202,500	714,502	14,861	1,381,863
Charles A Nicolette, Ph.D.	2016	325,000	121,875	720,925	18,669	1,186,469
Vice President of Research and Development and Chief Scientific Officer	2015	325,000	108,875	446,564	17,217	897,656
Lee F. Allen, M.D., Ph.D. (5)	2016	407,292	389,375	1,016,592	70,120	1,883,379
Chief Medical Officer		—	—	—	—	—

____________________

(1)	In lieu of paying an annual bonus to each of our named executive officers entirely in cash for 2016, in January 2017 we paid 75% of the annual bonus in cash and paid the balance of the annual bonus through the grant of restricted stock awards having a value equal to 25% of the annual bonus, including 11,875 shares of common stock to Mr. Abbey, 5,642 shares to Dr. Nicolette and 7,378 shares to Dr. Allen. The number of shares of common stock granted to each named executive officer was calculated by dividing 25% of the amount of such officer’s 2016 annual bonus that would otherwise have been paid by the closing price of our common stock on January 13, 2017. Each of the restricted stock awards was subject to a lapsing right of repurchase in our favor, which right lapsed with respect to 100% of the underlying shares of each award on April 19, 2017. Since Dr. Allen resigned on April 13, 2017, we repurchased the shares from Dr. Allen upon his resignation. In addition to the bonuses mentioned above, Mr. Abbey also received an additional cash bonus of $100,000 for 2016 and Dr. Allen received a starting bonus in 2016 in the amount of $230,000 paid in three installments within his first six months of service. In lieu of paying annual cash bonuses for 2015, in January 2016 we granted restricted stock awards to our executive officers, including 90,401 shares to Mr. Abbey and 48,604 shares to Dr. Nicolette. The number of shares granted to each named executive officer was calculated by dividing the amount of the 2015 annual cash bonus that would otherwise have been paid by the closing price of our common stock on January 8, 2016. Each of the restricted stock awards was subject to a lapsing right of repurchase in our favor, which right lapsed with respect to 100% of the underlying shares of each award on November 20, 2016.

(2)	The amounts reported in the “Option Awards” column reflect the aggregate fair value of share-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Notes 2 and 10 to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2016.

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(3)	The amounts reported in the “All Other Compensation” column reflect, for each named executive officer, 401(k) matching contributions, the sum of the incremental cost to us of all perquisites and other personal benefits and includes post-tax insurance earnings. The amount reported in this column for Dr. Allen for 2016 also includes $55,769 in relocation and temporary living expenses paid on behalf of Dr. Allen.

(4)	Mr. Abbey serves as a member of our board of directors but does not receive any additional compensation for his service as a director.

(5)	Dr. Allen was appointed as our chief medical officer in January 2016 and resigned in April 2017.

Narrative Disclosure to Summary Compensation Table

We review compensation for our executive officers annually. The material terms of the elements of our executive compensation program for 2016 are described below.

Our compensation committee sets base salaries and bonuses and grants equity incentive awards to our executive officers. In setting base salaries and bonuses and granting equity incentive awards, our compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. As part of this process, our chief executive officer prepares performance evaluations for the other executive officers and recommends annual salary increases, annual stock option awards and bonuses to the compensation committee. The compensation committee conducts our chief executive officer’s performance evaluation. Prior to approving compensation for our executive officers, the compensation committee consults with the board of directors.

During the annual compensation review, our compensation committee also consults with its compensation consultant. Our compensation committee engaged Arnosti Consulting, Inc. as its independent compensation consultant to review our executive compensation peer group and program design and assess our executives’ compensation relative to comparable companies. Our compensation committee considered the relationship that Arnosti Consulting, Inc. has with us, the members of our board of directors and our executive officers. Based on the committee’s evaluation, the compensation committee has determined that Arnosti Consulting, Inc. is serving as an independent and conflict-free advisor to the committee.

The primary elements of our executive compensation program are:

•	base salary;

•	annual cash bonuses; and

•	equity incentive awards.

We strive to achieve an appropriate mix between the various elements of our compensation program to meet our compensation objectives and philosophy; however, we have not adopted any formal policies or guidelines for allocating compensation among these elements.

Base Salary.  We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. In 2016, we paid an annual base salary of $450,000 to Mr. Abbey, $325,000 to Dr. Nicolette and $407,292 to Dr. Allen.

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Annual Bonus.  In addition to base salaries, our executive officers are eligible to receive annual discretionary cash bonuses based on the achievement of corporate objectives and individual performance. Bonuses are typically prorated on a monthly basis, as applicable, for executive officers who commence employment after the beginning of the year. Our executive officers’ annual bonus opportunities are generally set as a specified percentage of annual base salary. The 2016 annual target bonus amount was 60% of base salary for Mr. Abbey, 40% of base salary for Dr. Nicolette and 40% of base salary for Dr. Allen. In determining Mr. Abbey’s annual bonus, we have attributed 100% of the target bonus to the achievement of specified corporate objectives and in determining Dr. Nicolette and Dr. Allen’s annual bonuses, we attributed 75% of the target bonus to the achievement of specified corporate objectives and 25% to the individual’s effectiveness in helping us achieve our corporate objectives or other individual performance criteria. The annual corporate objectives are recommended by our chief executive officer and approved by the compensation committee and the board of directors. In lieu of paying an annual bonus to our named executive officers entirely in cash for 2016, in January 2017 we paid 75% of the annual bonus in cash and paid the balance of the annual bonus through the grant of restricted stock awards under our 2014 stock incentive, having a value equal to 25% of the annual bonus, including 11,875 shares of common stock to Mr. Abbey, 5,642 shares to Dr. Nicolette and 7,378 shares to Dr. Allen. The number of shares of common stock granted to each named executive officer was calculated by dividing 25% of the amount of such officer’s 2016 annual bonus that would otherwise have been paid by the closing price of our common stock on January 13, 2017. Each of the restricted stock awards is subject to a lapsing right of repurchase in our favor, which right lapsed with respect to 100% of the underlying shares of each award on April 19, 2017. Since Dr. Allen resigned on April 13, 2017, we repurchased the shares from Dr. Allen upon his resignation. In addition to the above mentioned bonuses, Mr. Abbey received an additional cash bonus of $100,000 for 2016 and Dr. Allen received a starting bonus in 2016 in the amount of $230,000 paid in three installments within his first six months of service.

Equity Incentive Awards.  Our equity award program is the primary vehicle for offering long-term incentives to our executives. We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. To date, we have used stock option grants for this purpose because we believe they are an effective means by which to align the long-term interests of our executive officers with those of our stockholders. The use of options also can provide tax and other advantages to our executive officers relative to other forms of equity compensation. We believe that our equity awards are an important retention tool for our executive officers, as well as for our other employees.

We award stock options broadly to our employees, including to our non-executive employees. Grants to our executives and other employees are made at the discretion of our board of directors or compensation committee and are not made at any specific time period during a fiscal year. All of our named executive officers have received stock option grants under our 2008 stock incentive plan or our 2014 Stock Incentive Plan. No further options may be granted under our 2008 stock incentive plan. Our board of directors has delegated authority to Mr. Abbey to grant awards under the 2014 Stock Incentive Plan to all of our employees, except employees at or above the director level. Our board of directors has fixed the terms of the awards to be granted by Mr. Abbey, including the exercise price of such awards, and the maximum number of shares subject to awards that such executive officer may make.

Initial option grants to our executive officers are generally set forth in their employment agreements. These initial grants are the product of negotiation with the executive officer, but we generally seek to establish equity ownership levels that we believe are commensurate with the equity stakes held by executive officers serving in similar roles at comparable biopharmaceutical companies. In addition, from time to time in connection with corporate finance transactions and at other times as our compensation committee and board of directors deem appropriate, we provide subsequent option grants to those executive officers determined to be performing well.

The majority of the stock option grants we have made to our executive officers vest over four years. However, from time to time, our board of directors has approved grants with different and sometimes shorter vesting provisions. Our historical practice has been to provide for 100% acceleration of vesting of outstanding stock options in the event of a change of control. Additional information regarding the effect of accelerated vesting upon a change in control with respect to our named executive officers is discussed below under “— Agreements with our Named Executive Officers.”

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Outstanding Equity Awards at December 31, 2016

The following table provides information about outstanding stock options held by each of our named executive officers at December 31, 2016. All of the listed options were granted under our 2014 and 2008 stock incentive plans.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
Jeffrey D. Abbey	14,175	(1)	-		4.20	(8)	7/2/18
	5,706	(2)	-		4.20	(8)	12/5/18
	50,425	(3)	-		4.20	(8)	12/10/20
	63,452	(4)	-		4.20	(8)	4/10/22
	45,602	(5)	-		4.20	(8)	12/11/22
	297,632	(6)	88,486	(6)	5.82		11/1/23
	49,396	(7)	14,686	(7)	5.82		11/11/23
	35,283	(9)	23,117	(9)	6.09		7/27/24
	-		87,600	(10)	6.09		7/27/24
	45,000	(11)	75,000	(11)	7.80		6/16/25
	-		250,000	(12)	7.41		6/12/26
	-		-		-		-	4,552	(16)	22,305	(16)
Charles A. Nicolette, Ph.D.	14,640	(1)	-		4.20	(8)	7/2/18
	5,893	(2)	-		4.20	(8)	12/5/18
	14,619	(3)	-		4.20	(8)	12/10/20
	31,726	(4)	-		4.20	(8)	4/10/22
	22,801	(5)	-		4.20	(8)	12/11/22
	124,599	(6)	37,044	(6)	5.82		11/1/23
	21,954	(7)	6,527	(7)	5.82		11/11/23
	10,875	(9)	7,125	(9)	6.09		7/27/24
	-		27,000	(10)	6.09		7/27/24
	28,125	(11)	46,875	(11)	7.80		6/16/25
	-		175,000	(12)	7.41		6/12/26
	-		-		-		-	4,552	(16)	22,305	(16)
Lee F. Allen, M.D., Ph.D.	-		300,000	(13)	2.19		1/19/26
	-		16,628	(14)	10.97		4/14/26
	-		83,373	(15)	6.30		7/10/26

___________________

(1)	This option was granted on July 2, 2008 and vested as to 50% of the shares on the date of grant, and as to the remaining 50% of the shares in equal amounts monthly over the two year period commencing on April 1, 2008.

(2)	This option was granted on December 5, 2008 and vested in specified increments over a two-year period ending on April 1, 2010.

(3)	This option was granted on December 10, 2010. This option vested in equal monthly installments over a four year period, with the first installment vesting on February 24, 2010, provided that recipient continued to provide services to us over such period.

(4)	This option was granted on April 10, 2012 and vested as to 1/3 of the shares on the date of grant, and as to the remaining 2/3 of the shares vesting in equal amounts monthly over the three year period commencing on April 10, 2012, provided that the recipient continued to provide services to us over such period.

(5)	This option was granted on December 11, 2012 and vested as to 50% of the shares on the date of grant, and as to the remaining 50% of the shares vesting in equal amounts monthly over the two year period commencing on October 31, 2012, provided that the recipient continued to provide services to us over such period.

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(6)	This option was granted on November 1, 2013 and vested as to 25% on November 1, 2014, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on November 1, 2014, provided that the recipient continues to provide services to us over such period.

(7)	This option was granted on November 11, 2013 and vested as to 25% on November 1, 2014, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on November 1, 2014, provided that the recipient continues to provide services to us over such period.

(8)	In April 2012, our board of directors approved the repricing of stock options that had exercise prices between $10.86 and $36.66 per share, including this option, to the then estimated fair value of our common stock, determined to be an exercise price of $4.20 per share.

(9)	This option was granted on July 28, 2014 and vested as to 25% of the shares on July 1, 2015, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on July 1, 2015, provided that the recipient continues to provide services to us over such period.

(10)	These options were granted on July 28, 2014 and vest based on the achievement of various individual performance and market targets at various dates through December 31, 2017, provided that the recipient continues to provide services to us through such dates.

(11)	These options were granted on June 17, 2015 and will vest as to 25% of the shares on June 1, 2016, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on June 1, 2016, provided that the recipient continues to provide services to us over such period.

(12)	This option was granted on June 13, 2016 and vested as to 25% of the shares on June 1, 2017, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on June 1, 2017, provided that the recipient continues to provide services to us over such period.

(13)	This option was granted on January 19, 2016 and vested as to 25% of the shares on January 1, 2017, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on January 1, 2017, provided that the recipient continues to provide services to us over such period.

(14)	This option was granted on April 15, 2016 and vested as to 25% of the shares on April 1, 2017, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on April 1, 2017, provided that the recipient continues to provide services to us over such period.

(15)

This option was granted on July 11, 2016 and will vest as to 25% of the shares on July 1, 2017, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on July 1, 2017, provided that the recipient continues to provide services to us over such period.

(16)

This award of restricted stock units for 10,924 shares of common stock was granted on June 13, 2016 and vests monthly in equal amounts over one year with the first installment vesting on July 1, 2016 and the award of restricted stock vesting in full on June 1, 2017, provided that the recipient continues to provide services to us over such period.

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Agreements with our Named Executive Officers

We have entered into written employment agreements with each of our named executive officers. The agreements set forth the terms of the named executive officer’s compensation, including base salary, severance and an annual cash bonus opportunity. In addition, the agreements provide that the named executive officers are eligible to participate in company-sponsored benefit programs that are available generally to all of our employees. The agreements also subject our named executive officers to certain non-competition and non-solicitation restrictions. In connection with the commencement of their employment with us, our named executive officers executed our standard confidential information and invention assignment agreements.

Each named executive officer is eligible to receive an annual performance cash bonus under his or her employment agreement based on the achievement of corporate objectives and the named executive officer’s individual performance, which is determined by our board of directors in its sole discretion. The bonus opportunity is calculated as a percentage of the named executive officer’s then annual base salary. For the year ended December 31, 2016, the target annual bonus for each named executive officer was 60% for Mr. Abbey, 40% for Dr. Nicolette and 40% for Dr. Allen. Each named executive officer must be employed on the date the bonus is paid in order to be eligible for and receive his or her annual bonus.

Potential Payments upon Termination or Change in Control

Upon execution and effectiveness of a separation agreement and release of all claims, each named executive officer is entitled to severance payments if his or her employment is terminated under specified circumstances pursuant to the terms of his or her employment agreement.

If we terminate Mr. Abbey’s, Dr. Nicolette’s or Dr. Allen’s employment without cause or if each such named executive officer terminates his employment with us for good reason in accordance with the terms of his employment agreement, he is entitled to receive from us an amount equal to nine months of his then annual base salary, payable in nine equal monthly installments in accordance with our payroll practices, and standard health insurance coverage for a period of nine months, subject to such benefits being available to non-employees. If standard health insurance coverage is not available to non-employees under our company sponsored plan, we will reimburse the named executive officer in an amount equal to the cost of the premium for coverage under a medical plan at the same level and on the same terms and conditions in place immediately before his or her termination.

If we terminate the named executive officer’s employment without cause or if the named executive officer terminates his or her employment with us for good reason in accordance with the terms of his or her employment agreement, in either case within 90 days before or six months after a “change in control event” as defined in our 2008 stock incentive plan for Mr. Abbey and Dr. Nicolette, and as defined in our 2014 stock incentive plan, for Dr. Allen, and such event also constitutes a “change in control event” within the meaning of the regulations promulgated under Section 409A of the Internal Revenue Code, as amended, or the Code, Mr. Abbey, Dr. Nicolette and Dr. Allen will be entitled to receive the payments and benefits specified above for a period of 15 months rather than nine months. Additionally, in such circumstances, Mr. Abbey, Dr. Nicolette and Dr. Allen will each be entitled to receive an amount equal to 15 months of his target bonus for the year in which his employment terminates, payable in 15 equal monthly installments in accordance with our payroll practices.

Under Mr. Abbey’s and Dr. Nicolette’s employment agreements, effective upon the closing of our IPO in February 2014 and for a period of four years from such date, to the extent that any payment, benefit or distribution, or combination thereof, by us or any of our affiliates to the executive officer pursuant to his employment agreement or any other agreement, plan or arrangement would constitute a “parachute payment” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed under Section 4999 of the Code, Mr. Abbey and Dr. Nicolette, as applicable, will be entitled to receive a “gross-up” payment equal to the sum of such excise tax and related interest or penalties, plus the amount necessary to put him in the same after-tax position that he would have been in had he not incurred any tax liability under Section 4999 of the Code. After such four-year period, the applicable executive officer will not be entitled to any such “gross up” payment associated with any “parachute payment” or excise tax.

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If required by Section 409A of the Code, the payments we are required to make to each named executive officer in the first six months following the termination of such named executive officer’s employment under such employment agreement will be made as a lump sum on the date that is six months and one day following such termination.

Under the terms of the stock options granted to our named executive officers prior to 2013 under our 2008 stock incentive plan, upon a “change of control event” as defined in our 2008 stock incentive plan, all unvested portions of any outstanding options held by them will vest in full. Under the terms of the stock options granted to our named executive officers in 2013 under our 2008 stock incentive plan, upon a “change of control event” all unvested portions of any outstanding options held by them will vest in full if we terminate the named executive officer’s employment without cause or if the named executive officer terminates his or her employment with us for good reason, in each case within ninety days before or six months after the “change in control event.”

On April 13, 2017, Dr. Allen voluntarily resigned from his position of chief medical officer. No additional payments are owed to Dr. Allen.

401(k) Retirement Plan

We maintain a 401(k) retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code. In general, all of our employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, equal to $18,000 in 2016, and have the amount of the reduction contributed to the 401(k) plan. For the years ended December 31, 2016 and 2015, we matched 50% of an employee’s contribution up to a maximum of 6% of the participant’s compensation. Matching contributions made to each of our named executive officers are included in the “All Other Compensation” column in the summary compensation table in the section “Executive Compensation – Summary Compensation Table” above.

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STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2018 must be received by us no later than March 9, 2018, which is 120 days prior to the first anniversary of the release date of this proxy statement, in order to be included in our proxy statement and form of proxy relating to that meeting, unless the date of the 2018 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2017 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In addition, our bylaws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, notice must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one year anniversary of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2018 annual meeting of stockholders, such a proposal must be received by us no earlier than March 30, 2018 and no later than April 29, 2018 or it will be considered untimely. However, if the date of the annual meeting is more than 20 days earlier or more than 60 days later than such anniversary date, notice must be received no earlier than 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made, whichever first occurs. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2018 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to:

Argos Therapeutics, Inc.

4233 Technology Drive

Durham, North Carolina 27704

Attention: Chair of the Nominating and Corporate Governance Committee

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Appendix A

AMENDMENT TO

ARGOS THERAPEUTICS, INC.

2014 STOCK INCENTIVE PLAN

        WHEREAS, Argos Therapeutics, Inc. (the "Company") desires to amend the Argos Therapeutics, Inc. 2014 Stock Incentive Plan, as amended (the "2014 Plan"), in the manner set forth below (the "Amendment"); and

        WHEREAS, on June 14, 2017, subject to stockholder approval, the Board of Directors of the Company approved the Amendment.

        NOW THEREFORE, in accordance with Section 11(d) of the 2014 Plan, the 2014 Plan is hereby amended as follows:

1.Section 4(a) of the 2014 Plan is hereby amended by deleting subsection (1) thereof in its entirety and substituting the following in lieu thereof:

“(1)    Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:

(A)    11,611,506 shares of Common Stock; plus

(B)    an annual increase to be added on the first day of each of the fiscal year, beginning with the fiscal year ending December 31, 2018 and continuing each fiscal year until, and including, the fiscal year ending December 31, 2024, equal to the lowest of (i) 5,000,000 shares of Common Stock, (ii) four percent (4%) of the outstanding shares of Common Stock on such date or (iii) an amount determined by the Board.

Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

        The Amendment shall be effective upon approval of the stockholders of the Company at the Company's 2017 annual meeting of stockholders and shall only be applicable with respect to Awards granted after such approval. If the Amendment is not so approved at such meeting, then the amendment to the 2014 Plan set forth herein shall be void ab initio.

        Except as herein above provided, the 2014 Plan is hereby ratified, confirmed and approved in all respects.

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Appendix B

ARGOS THERAPEUTICS, INC.

2014 STOCK INCENTIVE PLAN

1.       Purpose

The purpose of this 2014 Stock Incentive Plan (the “Plan”) of Argos Therapeutics, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.       Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

3.       Administration and Delegation

(a)       Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)       Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c)       Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Delaware law then permits such delegation.

4.       Stock Available for Awards

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Appendix B

(a)       Number of Shares; Share Counting.

(1)    Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:

(A)    11,611,506 shares of Common Stock; plus

(B)    an annual increase to be added on the first day of each of the fiscal year, beginning with the fiscal year ending December 31, 2018 and continuing each fiscal year until, and including, the fiscal year ending December 31, 2024, equal to the lowest of (i) 5,000,000 shares of Common Stock, (ii) four percent (4%) of the outstanding shares of Common Stock on such date or (iii) an amount determined by the Board.

Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2)       Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan:

(A)       all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B)       if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan and against the sublimits listed in the first clause of this Section 4(a)(2) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and

(C)       shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards.

(b)       Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

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Appendix B

5.       Stock Options

(a)       General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)       Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Argos Therapeutics, Inc., any of Argos Therapeutics, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c)       Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the fair market value per share of Common Stock as determined by (or in a manner approved by) the Board (“Fair Market Value”) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d)       Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e)       Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f)       Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)       in cash or by check, payable to the order of the Company;

(2)       except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)       to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

3

Appendix B

(4)       to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

(5)       to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(6)       by any combination of the above permitted forms of payment.

(g)       Limitations on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market (“NASDAQ”).

6.       Stock Appreciation Rights

(a)       General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b)       Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

(c)       Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d)       Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e)       Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current Fair Market Value, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of NASDAQ

7.       Restricted Stock; Restricted Stock Units

4

Appendix B

(a)       General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b)       Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c)       Additional Provisions Relating to Restricted Stock.

(1)       Dividends. Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.

(2)       Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d)       Additional Provisions Relating to Restricted Stock Units.

(1)       Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company such number of shares of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of such number of shares of Common Stock as are set forth in the applicable Restricted Stock Unit agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

(2)       Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3)       Dividend Equivalents. The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Award agreement.

8.       Other Stock-Based Awards

(a)       General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based-Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

5

Appendix B

(b)       Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

9.       Adjustments for Changes in Common Stock and Certain Other Events

(a)       Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules set forth in Sections 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)       Reorganization Events.

(1)       Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2)       Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(A)       In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

6

Appendix B

(B)       Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C)       For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3)       Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

10.       General Provisions Applicable to Awards

(a)       Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

7

Appendix B

(b)       Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)       Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)       Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)       Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f)       Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e) with regards to repricings or Section 11(d) with regard to actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.

(g)       Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)       Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

8

Appendix B

11.       Miscellaneous

(a)       No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)       No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c)       Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d)       Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a Participant that is intended to comply with Section 162(m) of the Code after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s stockholders approve such amendment in the manner required by Section 162(m) of the Code; and (ii) no amendment that would require stockholder approval under the rules of NASDAQ may be made effective unless and until the Company’s stockholders approve such amendment;. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(e)       Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f)       Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

9

Appendix B

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

(g)       Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h)       Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice of law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

10

Appendix C

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

ARGOS THERAPEUTICS, INC.

ARGOS Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

1.     The current name of the Corporation is Argos Therapeutics, Inc.

2.     The Board of Directors of the Corporation duly adopted resolutions pursuant to Section 242 of the General Corporation Law proposing this Amendment of the Corporation’s Restated Certificate of Incorporation (the “Restated Certificate”), declaring the advisability of this Amendment of the Restated Certificate and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that the first paragraph of Article FOURTH of the Restated Certificate of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“FOURTH: Effective upon the filing of this Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-            1 reverse stock split of the Corporation’s common stock, $0.001 par value per share (the “Common Stock”), shall become effective, pursuant to which each             1 shares of Common Stock issued or outstanding (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 par value per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the fair value per share of the Common Stock immediately prior to the Effective Time as determined by the Board of Directors of the Corporation.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 205,000,000 shares, consisting of (i) 200,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

___________________________

1 Shall be a number not less than 5 and not more than 20 and shall include not more than four decimal digits.

1

Appendix C

This Certificate of Amendment of the Restated Certificate has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this      day of             , 2017.

ARGOS THERAPEUTICS, INC.

By:
Name:
Title:

2

Argos THERAPEUTICS

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## 2017 Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

### A Proposals — The Board of Directors recommends a vote FOR all the nominees and FOR Proposals 2, 3 and 4.

1. To elect the following nominees as Class III directors of Argos Therapeutics, Inc., each to serve for a term ending at the 2020 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified:

| | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|
| 01 - Jeffrey D. Abbey | ☐ | ☐ | 02 - Irackly Mtibelishvily | ☐ | ☐ |

### B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

1UPX 3406792

02LWRE

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Argos THERAPEUTICS

## Proxy — Argos Therapeutics, Inc.

## Notice of 2017 Annual Meeting of Stockholders

**Proxy Solicited by Board of Directors for 2017 Annual Meeting — July 28, 2017**

Jeffrey D. Abbey, Richard D. Katz and Lori Harrelson, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2017 Annual Meeting of Stockholders of Argos Therapeutics, Inc. to be held on July 28, 2017 or at any postponement or adjournment thereof.

**Shares represented by this proxy will be voted in accordance with the instructions of the stockholder. If no such instructions are indicated, the Proxies will vote such shares in accordance with the recommendations of the Board of Directors FOR all of the nominees listed on the reverse side and FOR Proposals 2, 3 and 4.**

**In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.**

(Items to be voted appear on reverse side.)

![Argos Therapeutics logo]

**IMPORTANT ANNUAL MEETING INFORMATION** 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

## Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

### Electronic Voting Instructions

**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on July 28, 2017.**

**Vote by Internet**

- Go to **www.envisionreports.com/ARGS**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

**Vote by telephone**

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## 2017 Annual Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, PRINT, COMPLETE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION. ▼

### A Proposals — The Board of Directors recommends a vote FOR all the nominees and FOR Proposals 2, 3 and 4.

1. To elect the following nominees as Class III directors of Argos Therapeutics, Inc., each to serve for a term ending at the 2020 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified:

| | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|
| 01 - Jeffrey D. Abbey | ☐ | ☐ | 02 - Irackly Mtibelishvily | ☐ | ☐ |

### B Non-Voting Items

**Change of Address** — Please print your new address below.

**Comments** — Please print your comments below.

**Meeting Attendance**
Mark the box to the right if you plan to attend the 2017 Annual Meeting. ☐

### C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T
1 U P X 3 4 0 6 7 9 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02LWQE

## 2017 Annual Meeting Admission Ticket

2017 Annual Meeting of
Stockholders of Argos Therapeutics, Inc.

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, PRINT, COMPLETE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION. ▼

Argos THERAPEUTICS

## Proxy — Argos Therapeutics, Inc.

## Notice of 2017 Annual Meeting of Stockholders

**Proxy Solicited by Board of Directors for 2017 Annual Meeting — July 28, 2017**

Jeffrey D. Abbey, Richard D. Katz and Lori Harrelson, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2017 Annual Meeting of Stockholders of Argos Therapeutics, Inc. to be held on July 28, 2017 or at any postponement or adjournment thereof.

**Shares represented by this proxy will be voted in accordance with the instructions of the stockholder. If no such instructions are indicated, the Proxies will vote such shares in accordance with the recommendations of the Board of Directors FOR all of the nominees listed on the reverse side and FOR Proposals 2, 3 and 4.**

**In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.**

(Items to be voted appear on reverse side.)